UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07732

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2014

Date of reporting period: March 31, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Global High Income Fund

(NYSE: AWF)

March 31, 2014

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 14, 2014

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global High Income Fund (the “Fund”) for the annual reporting period ended March 31, 2014. The Fund is a closed-end fund that trades on the New York Stock Exchange.

Investment Objective and Policies

The Fund seeks high current income, and secondarily, capital appreciation. The Fund invests without limit in securities denominated in non-U.S. currencies as well as those denominated in the U.S. dollar. The Fund may also invest, without limit, in sovereign debt securities issued by emerging and developed nations and in debt securities of U.S. and non-U.S. corporate issuers. For more information regarding the Fund’s risks, please see “Disclosures and Risks” on pages 3-4 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 98-100.

Investment Results

The table on page 5 shows the Fund’s performance compared with its blended benchmark and its components for the six- and 12-month periods ended March 31, 2014. The blended benchmark is composed of equal weightings of the JPMorgan Government Bond Index-Emerging Markets (“JPM GBI-EM”, local currency-denominated), the JPMorgan Emerging Markets Bond Index Global (“JPM EMBI Global”), and the Barclays U.S. Corporate High Yield (“HY”) 2% Issuer Capped Index. Individual performance for each of these indices is also included for both time periods.

The Fund outperformed the blended benchmark for both periods, with sector allocation, security selection and country positioning contributing to the outperformance. Within the Fund’s sector allocation, an overweight to high-yield corporates, which outperformed within the blended benchmark, drove relative performance. Conversely, an underweight to both U.S. dollar-denominated and local emerging-market debt, which underperformed during both periods, also contributed. Non-benchmark exposure to emerging-market corporates and non-agency mortgages, as well as corporate security selection across an array of industries, contributed as well. Non-benchmark exposure to investment-grade corporates and high-yield bank loans contributed for the 12-month period. Country allocation contributed, as non-benchmark exposure to the euro area and overweight in the U.S. supported returns, along with underweights to developing markets (Turkey, Russia and South Africa); non-benchmark exposure to the UK also contributed for the 12-month period. Currency positioning was mixed, contributing positively for the 12-month period and detracting for the six-month period. An underweight in the Australian dollar, Turkish lira, South African rand and overweight in the U.S. dollar helped for the 12-month period; for the six-month period, an underweight in the Brazilian real and Mexican peso detracted. An underweight in the Polish zloty detracted for both periods.

The Fund utilized derivatives including Treasury futures and interest rate swaps to manage the overall duration and yield curve structure of the Fund; yield curve positioning detracted from performance for the six-month period and added for the 12-month period. Currency forwards were employed to manage overall currency positioning for both periods. Purchased options were utilized for hedging and investment purposes, which detracted for both periods; and written

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	1

options and credit default swaps were utilized for hedging and investment purposes, which had a positive impact during both periods.

Market Review and Investment Strategy

Global equity markets responded positively to economic improvement in key developed countries, and accommodative monetary policies of major central banks supported fixed-income markets during the 12-month period ended March 31, 2014. In the U.S., solid data on employment, consumer spending and housing pointed to continued economic recovery. Despite wide differences between individual countries, the euro area showed signs of modest economic growth, reflected by stronger manufacturing activity and an increase in consumer confidence. In Japan, both employment growth and core inflation have turned positive, suggesting that the aggressive government efforts to reverse a decade of deflation and stimulate growth are delivering results.

By contrast, emerging markets continued to underperform developed markets, as sluggish exports and weak domestic demand have hampered economic growth in several bellwether countries such as China and Brazil. Investors were also concerned about the impact on growth for those emerging-market countries that have relied on abundant global liquidity and low interest rates to finance government spending as the U.S. Federal Reserve (the “Fed”) begins to discuss normalization.

The direction of U.S. federal policy also played a significant role in market activity in the 12-month period. Fixed-income markets underperformed in the beginning of the period, as interest rates rose in response to signals by the Fed that it would consider reducing its bond-buying program, which then came to pass in December. At the end of the period, however, capital markets rebounded with almost all major fixed-income sectors outperforming (with the notable exception of local-currency emerging-market debt), as Fed Chair Janet Yellen reaffirmed that tapering should continue unabated. Investors were encouraged to hear that the program is expected to be reduced in measured steps, and that monetary stance should remain accommodative for the foreseeable future.

High-yield corporates provided strong returns for the 12-month period; credit fundamentals remain generally solid, with strong balance sheets, ample cash positions and comparatively low cost of financing. These fundamentals are, however, still diverging among sectors and regions, and the Fund’s Management Team (the “Team”) continues to look for opportunities and stress the importance of security selection. With emerging-market growth in a more moderate range, the Team believes that differentiating between countries and sectors has become even more important. The Team’s assertion that the recent widespread re-pricing of emerging-market debt was not entirely justified by fundamentals has continued to be supported by the market, as returns recently have been positive.

The Team continues to prefer traditional U.S. high-yield corporate bonds, as well as emerging-market corporates, over other high-income sectors such as emerging-market sovereign debt and emerging-market currencies. Within high yield, the Team continues to caution against the reach for yield, and maintain a selective exposure to the lowest-rated bonds. The Team holds the Fund’s overall risk level at the lower end of its historical range, and its corporate holdings remain highly diversified.

2	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

DISCLOSURES AND RISKS

AllianceBernstein Global High Income Fund Shareholder Information

Weekly comparative net asset value (“NAV”) and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed End Funds”. Daily NAV and market price information, and additional information regarding the Fund, is available at www.alliancebernstein.com and www.nyse.com. For additional shareholder information regarding this Fund, please see page 121.

Benchmark Disclosure

The unmanaged JPM® GBI-EM (local currency-denominated), the JPM® EMBI Global, and the Barclays U.S. Corporate HY 2% Issuer Capped Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The JPM GBI-EM represents the performance of local currency government bonds issued by emerging markets. The JPM EMBI Global (market-capitalization weighted) represents the performance of U.S. dollar-denominated Brady bonds, Eurobonds, and trade loans issued by sovereign and quasi-sovereign entities. The Barclays U.S. Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the U.S. Corporate High Yield Index, which represents the performance of fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

4	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARKS PERIODS ENDED MARCH 31, 2014 (unaudited)	Returns
	6 Months	12 Months
AllianceBernstein Global High Income Fund (NAV)	6.82%	7.44%

Blended Benchmark: 33% JPM GBI-EM /33% JPM EMBI Global/33% Barclays U.S. Corporate HY 2% Issuer Capped Index	4.10%	0.87%

JPM GBI-EM (local currency-denominated)	1.14%	-3.90%

JPM EMBI Global	4.43%	-1.05%

Barclays U.S. Corporate HY 2% Issuer Capped Index	6.66%	7.53%

The Fund’s market price per share on March 31, 2014 was $14.76 The Fund’s NAV per share on March 31, 2014 was $15.19. For additional financial highlights, please see pages 102-103.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	5

Historical Performance

PORTFOLIO SUMMARY

March 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,309.5

*	All data are as of March 31, 2014. The Fund’s security type is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represents 0.7% or less in the following security types: Asset-Backed Securities, Governments—Sovereign Agencies, Local Governments—Regional Bonds, Options Purchased—Calls, Options Purchased—Puts, Quasi-Sovereigns, Warrants and Whole Loan Trusts.

6	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio Summary

PORTFOLIO SUMMARY

March 31, 2014 (unaudited)

*	All data are as of March 31, 2014. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.8% or less in the following countries or regions: Argentina, Australia, Austria, Bahrain, Barbados, Belgium, Bermuda, Chile, China, Colombia, Costa Rica, Croatia, Denmark, El Salvador, Euro Zone, Ghana, Guatemala, Hong Kong, India, Indonesia, Italy, Ivory Coast, Jamaica, Japan, Kazakhstan, Macau, Nigeria, Norway, Peru, Philippines, Portugal, Romania, Russia, Serbia, Singapore, Spain, Sri Lanka, Sweden, United Arab Emirates and Virgin Islands (BVI).

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	7

Portfolio Summary

PORTFOLIO OF INVESTMENTS

March 31, 2014

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 60.5%
Industrial – 50.6%
Basic – 4.4%
Ainsworth Lumber Co., Ltd.
7.50%, 12/15/17(a)	U.S.$	506	$540,155
AK Steel Corp.
8.75%, 12/01/18		868	974,330
Aleris International, Inc.
7.625%, 2/15/18		932	962,290
7.875%, 11/01/20		795	818,850
ArcelorMittal
7.25%, 3/01/41		164	164,615
7.50%, 10/15/39		2,343	2,422,076
Arch Coal, Inc.
7.00%, 6/15/19(b)		693	535,343
7.25%, 6/15/21		1,156	872,780
Artsonig Pty Ltd.
11.50% (11.50% Cash or 12.00% PIK), 4/01/19(a)(c)		969	971,679
Ashland, Inc.
4.75%, 8/15/22		501	491,606
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B
5.75%, 2/01/21(a)	EUR	388	571,689
7.375%, 5/01/21(a)	U.S.$	656	713,400
Axiall Corp.
4.875%, 5/15/23(a)		194	190,363
Celanese US Holdings LLC
6.625%, 10/15/18		408	430,848
Commercial Metals Co.
6.50%, 7/15/17		1,927	2,153,422
Consol Energy, Inc.
8.25%, 4/01/20		2,175	2,362,594
Eagle Spinco, Inc.
4.625%, 2/15/21(a)		139	137,436
Emeco Pty Ltd.
9.88%, 3/15/19(a)		1,521	1,562,827
GrafTech International Ltd.
6.375%, 11/15/20		205	211,150
Hexion US Finance Corp.
6.625%, 4/15/20		1,520	1,573,200
Huntsman International LLC
8.625%, 3/15/21		2,060	2,307,200
INEOS Group Holdings SA
5.75%, 2/15/19(a)	EUR	715	1,009,527
5.875%, 2/15/19(a)	U.S.$	452	461,605

8	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

James River Coal Co.
7.875%, 4/01/19	U.S.$	251	$32,630
JMC Steel Group, Inc.
8.25%, 3/15/18(a)		810	828,225
Magnetation LLC/Mag Finance Corp.
11.00%, 5/15/18(a)		4,141	4,627,567
Molycorp, Inc.
3.25%, 6/15/16(b)		909	722,655
10.00%, 6/01/20(b)		1,455	1,440,450
Momentive Performance Materials, Inc.
8.875%, 10/15/20		1,772	1,922,620
NOVA Chemicals Corp.
8.625%, 11/01/19		1,426	1,543,645
Novelis, Inc./GA
8.75%, 12/15/20		3,098	3,462,015
Peabody Energy Corp.
6.00%, 11/15/18		626	656,518
6.25%, 11/15/21(b)		1,499	1,502,747
PetroLogistics LP/PetroLogistics Finance Corp.
6.25%, 4/01/20		528	529,320
Polypore International, Inc.
7.50%, 11/15/17		590	625,400
PQ Corp.
8.75%, 5/01/18(a)		1,792	1,957,760
Rain CII Carbon LLC/CII Carbon Corp.
8.00%, 12/01/18(a)		1,211	1,260,954
8.25%, 1/15/21(a)		400	412,000
Ryerson, Inc./Joseph T. Ryerson & Son, Inc.
9.00%, 10/15/17		850	916,937
11.25%, 10/15/18		992	1,111,040
Smurfit Kappa Acquisitions
4.125%, 1/30/20(a)	EUR	400	586,879
4.88%, 9/15/18(a)	U.S.$	1,852	1,963,120
Smurfit Kappa Treasury Funding Ltd.
7.50%, 11/20/25		238	268,940
SPCM SA
6.00%, 1/15/22(a)		400	424,000
Steel Dynamics, Inc.
6.125%, 8/15/19		225	244,688
6.375%, 8/15/22		1,266	1,376,775
7.625%, 3/15/20		1,200	1,299,000
Thompson Creek Metals Co., Inc.
9.75%, 12/01/17		964	1,067,630
TPC Group, Inc.
8.75%, 12/15/20(a)		2,767	3,033,324

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	9

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United States Steel Corp.
6.65%, 6/01/37	U.S.$	1,137	$977,820

			57,233,644

Capital Goods – 5.1%
Accudyne Industries Borrower/Accudyne Industries LLC
7.75%, 12/15/20(a)		1,194	1,286,535
Ardagh Glass Finance PLC
8.75%, 2/01/20(a)	EUR	860	1,273,637
Ardagh Packaging Finance PLC
7.375%, 10/15/17(a)	U.S.$	230	244,663
9.125%, 10/15/20(a)		231	257,565
9.25%, 10/15/20(a)	EUR	827	1,270,338
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
7.375%, 10/15/17(a)		992	1,452,043
B/E Aerospace, Inc. 6.875%, 10/01/20	U.S.$	1,236	1,356,510
BC Mountain LLC/BC Mountain Finance, Inc. 7.00%, 2/01/21(a)		914	904,860
Befesa Zinc SAU Via Zinc Capital SA 8.875%, 5/15/18(a)	EUR	450	663,029
Berry Plastics Corp. 9.75%, 1/15/21	U.S.$	1,525	1,770,906
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Is 6.00%, 6/15/17(a)		593	613,755
Bombardier, Inc.
5.75%, 3/15/22(a)		1,550	1,565,500
6.00%, 10/15/22		1,300	1,300,000
6.125%, 1/15/23(a)		1,225	1,237,250
7.75%, 3/15/20(a)		1,266	1,417,920
Crown European Holdings SA 7.125%, 8/15/18(a)	EUR	305	443,293
GenCorp, Inc. 7.125%, 3/15/21	U.S.$	603	653,501
Graphic Packaging International, Inc. 7.875%, 10/01/18		899	961,930
HD Supply, Inc.
7.50%, 7/15/20(b)		950	1,036,687
11.50%, 7/15/20		632	752,080
HeidelbergCement Finance Luxembourg SA 8.50%, 10/31/19(a)	EUR	1,330	2,363,634
Huntington Ingalls Industries, Inc.
6.875%, 3/15/18	U.S.$	640	688,000
7.125%, 3/15/21		632	697,570

10	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

KraussMaffei Group GmbH 8.75%, 12/15/20(a)	EUR	228	$351,847
Lafarge SA 7.125%, 7/15/36	U.S.$	800	856,000
Manitowoc Co., Inc. (The) 8.50%, 11/01/20		2,168	2,433,580
Masco Corp.
5.95%, 3/15/22		405	439,425
6.125%, 10/03/16		1,825	2,002,937
Milacron LLC/Mcron Finance Corp. 7.75%, 2/15/21(a)		794	857,520
Nortek, Inc. 8.50%, 4/15/21		1,924	2,150,070
Nuverra Environmental Solutions, Inc. 9.875%, 4/15/18		650	671,125
OI European Group BV 6.75%, 9/15/20(a)	EUR	1,000	1,627,487
Oshkosh Corp. 8.50%, 3/01/20	U.S.$	111	121,823
Plastipak Holdings, Inc. 6.50%, 10/01/21(a)		846	887,243
Rexam PLC 6.75%, 6/29/67(a)	EUR	2,020	2,969,304
Rexel SA
5.125%, 6/15/20(a)		564	833,327
5.25%, 6/15/20(a)	U.S.$	1,108	1,132,930
6.125%, 12/15/19(a)		845	889,363
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu
7.875%, 8/15/19		2,080	2,290,600
8.50%, 5/15/18		850	891,438
9.00%, 4/15/19		1,153	1,233,710
9.875%, 8/15/19		1,762	1,969,035
RSI Home Products, Inc. 6.875%, 3/01/18(a)		1,239	1,328,827
Sealed Air Corp. 6.875%, 7/15/33(a)		1,201	1,207,005
8.125%, 9/15/19(a)		1,159	1,295,182
8.375%, 9/15/21(a)		713	820,841
Sequa Corp. 7.00%, 12/15/17(a)		858	868,725
SRA International, Inc. 11.00%, 10/01/19		600	631,500
Summit Materials LLC/Summit Materials Finance Corp.
10.50%, 1/31/20		999	1,126,372
10.50%, 1/31/20(a)		167	188,293

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Terex Corp. 6.00%, 5/15/21	U.S.$	639	$683,730
Textron Financial Corp. 6.00%, 2/15/67(a)		575	513,188
TransDigm, Inc.
5.50%, 10/15/20		1,005	1,022,588
7.75%, 12/15/18		2,600	2,788,500
United Rentals North America, Inc. 8.375%, 9/15/20(b)		2,587	2,865,102
USG Corp. 6.30%, 11/15/16		650	703,625
Wienerberger AG 6.50%, 2/09/17	EUR	1,100	1,562,696

			66,426,144

Communications - Media – 6.0%
Allbritton Communications Co. 8.00%, 5/15/18	U.S.$	1,674	1,753,515
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(a)	GBP	1,550	2,945,854
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. 5.25%, 2/15/22(a)	U.S.$	648	664,200
CCO Holdings LLC/CCO Holdings Capital Corp.
5.75%, 1/15/24		536	531,980
6.50%, 4/30/21		195	206,700
7.375%, 6/01/20		720	787,500
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.125%, 12/15/21(a)		2,946	2,916,540
6.375%, 9/15/20(a)		851	889,295
Clear Channel Communications, Inc.
5.50%, 12/15/16		435	415,425
6.875%, 6/15/18		2,136	2,018,520
7.25%, 10/15/27		671	563,640
9.00%, 12/15/19(b)		777	815,850
9.00%, 3/01/21		1,017	1,061,494
14.00% (12.00% Cash and 2.00% PIK), 2/01/21(c)		1,150	1,150,000
Clear Channel Worldwide Holdings, Inc.
6.50%, 11/15/22		555	588,994
Series A 7.625%, 3/15/20		300	321,750
Series B 6.50%, 11/15/22		1,560	1,667,250
7.625%, 3/15/20(b)		1,600	1,728,000
Columbus International, Inc. 11.50%, 11/20/14(a)		4,160	4,425,200

12	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Crown Media Holdings, Inc. 10.50%, 7/15/19	U.S.$	1,506	$1,705,545
Cumulus Media Holdings, Inc. 7.75%, 5/01/19		929	989,385
Dex Media, Inc. 14.00% (14.00% Cash or 14.00% PIK), 1/29/17(c)		954	565,390
DISH DBS Corp. 5.00%, 3/15/23		1,490	1,501,175
Gannett Co., Inc. 6.375%, 10/15/23(a)		1,871	1,985,599
Hughes Satellite Systems Corp. 7.625%, 6/15/21		2,323	2,619,182
Intelsat Jackson Holdings SA 5.50%, 8/01/23(a)		2,670	2,616,600
LIN Television Corp.
6.375%, 1/15/21		640	678,400
8.375%, 4/15/18		750	795,000
McClatchy Co. (The) 9.00%, 12/15/22		1,098	1,277,798
Mediacom Broadband LLC/Mediacom Broadband Corp. 6.375%, 4/01/23		1,845	1,955,700
Nexstar Broadcasting, Inc. 6.875%, 11/15/20		663	712,725
Norcell 1B AB 12.40%, 12/01/19(a)(c)	EUR	2,412	3,680,653
Numericable Finance & Co. SCA 12.375%, 2/15/19(a)(b)		618	1,042,106
Radio One, Inc. 9.25%, 2/15/20(a)	U.S.$	528	559,680
RR Donnelley & Sons Co. 7.25%, 5/15/18		1,268	1,474,050
Sinclair Television Group, Inc.
5.375%, 4/01/21		750	744,375
6.125%, 10/01/22		2,187	2,214,337
8.375%, 10/15/18		660	707,850
Sirius XM Holdings, Inc.
5.25%, 8/15/22(a)		286	294,580
5.875%, 10/01/20(a)		1,329	1,402,095
Technicolor SA 5.75%, 9/25/15(d)(e)	EUR	975	672
Telenet Finance III Luxembourg SCA 6.625%, 2/15/21 (a)		2,200	3,283,904
Townsquare Radio LLC/Townsquare Radio, Inc. 9.00%, 4/01/19(a)	U.S.$	3,634	3,997,400

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
6.25%, 1/15/29(a)	EUR	496	$743,104
7.50%, 3/15/19(a)	U.S.$	487	528,395
7.50%, 3/15/19(a)	EUR	537	802,185
Univision Communications, Inc.
5.125%, 5/15/23(a)	U.S.$	1,865	1,906,963
6.75%, 9/15/22(a)		1,561	1,726,856
8.50%, 5/15/21(a)		1,815	2,010,113
UPC Holding BV 8.375%, 8/15/20(a)	EUR	1,000	1,522,050
UPCB Finance III Ltd. 6.625%, 7/01/20 (a)	U.S.$	1,105	1,182,350
UPCB Finance V Ltd. 7.25%, 11/15/21(a)		480	529,200
UPCB Finance VI Ltd. 6.875%, 1/15/22(a)	U.S.$	620	675,800
Virgin Media Finance PLC
5.25%, 2/15/22		900	828,000
6.375%, 4/15/23(a)		650	689,000
7.00%, 4/15/23(a)	GBP	439	781,310
8.375%, 10/15/19	U.S.$	2,300	2,466,750

			78,647,984

Communications - Telecommunications – 2.7%
CenturyLink, Inc. Series W 6.75%, 12/01/23		437	463,766
Cincinnati Bell, Inc. 8.375%, 10/15/20		223	244,185
Columbus International, Inc. 7.38%, 3/30/21(a)		1,992	2,051,760
Crown Castle International Corp. 7.125%, 11/01/19		1,500	1,595,625
Data & Audio Visual Enterprises Wireless, Inc. 9.50%, 4/29/18(f)	CAD	1,175	1,042,939
eAccess Ltd. 8.25%, 4/01/18(a)	U.S.$	1,626	1,772,340
Frontier Communications Corp.
7.625%, 4/15/24		798	833,910
7.875%, 1/15/27		834	840,255
9.00%, 8/15/31		1,000	1,022,500
InterXion Holding NV 6.00%, 7/15/20(a)	EUR	201	299,323
Level 3 Communications, Inc. 8.875%, 6/01/19	U.S.$	781	858,124
Level 3 Financing, Inc.
6.125%, 1/15/21(a)		596	628,780
7.00%, 6/01/20		1,930	2,091,637
8.625%, 7/15/20		923	1,034,914

14	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MetroPCS Wireless, Inc.
6.625%, 11/15/20	U.S.$	1,055	$1,126,213
7.875%, 9/01/18		1,300	1,381,250
Mobile Challenger Intermediate Group SA
8.75% (8.75% Cash or 9.50% PIK), 3/15/19(a)(c)	CHF	450	527,147
8.75% (8.75% Cash or 9.50% PIK), 3/15/19(a)(c)	EUR	400	570,799
PAETEC Holding Corp. 9.875%, 12/01/18	U.S.$	1,480	1,624,300
SBA Telecommunications, Inc. 5.75%, 7/15/20		626	655,735
Sprint Capital Corp. 6.875%, 11/15/28		200	194,000
Sprint Communications, Inc. 6.00%, 11/15/22(b)		1,350	1,375,313
Sprint Corp.
7.25%, 9/15/21(a)		833	907,970
7.875%, 9/15/23(a)		1,275	1,402,500
Sunrise Communications Holdings SA 8.50%, 12/31/18(a)	EUR	1,400	2,084,395
T-Mobile USA, Inc.
6.125%, 1/15/22	U.S.$	332	347,770
6.542%, 4/28/20		183	196,954
6.625%, 4/01/23		635	673,100
6.731%, 4/28/22		128	137,120
6.836%, 4/28/23(b)		774	830,115
tw telecom holdings, Inc. 6.375%, 9/01/23		1,015	1,086,050
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125%, 9/01/20(a)		1,084	1,159,880
Windstream Corp.
6.375%, 8/01/23		840	819,000
7.50%, 4/01/23		675	708,750
7.75%, 10/01/21		1,715	1,843,625
8.125%, 9/01/18		610	648,125

			35,080,169

Consumer Cyclical - Automotive – 1.8%
Affinia Group, Inc. 7.75%, 5/01/21		2,067	2,232,360
Allison Transmission, Inc. 7.125%, 5/15/19(a)		1,836	1,975,995
Commercial Vehicle Group, Inc. 7.875%, 4/15/19		1,084	1,112,455

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Dana Holding Corp.
6.00%, 9/15/23	U.S.$	833	$867,361
6.50%, 2/15/19		300	320,250
6.75%, 2/15/21		326	354,525
Exide Technologies 8.625%, 2/01/18(e)		2,574	1,956,240
Gestamp Funding Luxembourg SA 5.875%, 5/31/20(a)	EUR	244	357,996
Goodyear Tire & Rubber Co. (The)
7.00%, 3/15/28	U.S.$	400	413,500
8.75%, 8/15/20		343	405,598
Meritor, Inc.
6.25%, 2/15/24		446	447,115
6.75%, 6/15/21		925	978,187
8.125%, 9/15/15		640	694,400
Navistar International Corp. 8.25%, 11/01/21		2,036	2,076,720
Rhino Bondco S.P.A 7.25%, 11/15/20(a)	EUR	506	742,402
Schaeffler Finance BV 8.50%, 2/15/19(a)	U.S.$	1,425	1,590,656
Schaeffler Holding Finance BV 6.875%, 8/15/18(a)(c)	EUR	711	1,041,218
Servus Luxembourg Holding SCA 7.75%, 6/15/18(a)		1,342	1,973,786
Tenneco, Inc.
6.875%, 12/15/20	U.S.$	2,335	2,562,662
7.75%, 8/15/18		410	434,088
Titan International, Inc. 6.875%, 10/01/20(a)		836	886,160
UCI International, Inc. 8.625%, 2/15/19		612	593,640

			24,017,314

Consumer Cyclical - Entertainment – 0.5%
Activision Blizzard, Inc. 5.625%, 9/15/21(a)		636	680,520
AMC Entertainment, Inc. 9.75%, 12/01/20		780	898,950
ClubCorp Club Operations, Inc. 10.00%, 12/01/18		1,298	1,426,178
Greektown Holdings LLC 10.75%, 12/01/13(d)(g)(h)		915	– 0	–
Liberty Interactive LLC 3.75%, 2/15/30		931	558,600
Live Nation Entertainment, Inc. 7.00%, 9/01/20(a)		740	809,375
Pinnacle Entertainment, Inc. 8.75%, 5/15/20		271	296,406

16	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Regal Entertainment Group 5.75%, 6/15/23-2/01/25	U.S.$	1,624	$1,627,360

			6,297,389

Consumer Cyclical - Other – 2.8%
Beazer Homes USA, Inc. 7.50%, 9/15/21		761	818,075
Boyd Gaming Corp. 9.00%, 7/01/20(b)		1,970	2,179,312
Caesars Entertainment Operating Co., Inc.
10.00%, 12/15/18		700	306,250
11.25%, 6/01/17		435	418,688
Chester Downs & Marina LLC/Chester Downs Finance Corp. 9.25%, 2/01/20(a)		1,028	1,022,860
Choice Hotels International, Inc. 5.75%, 7/01/22		154	163,240
Isle of Capri Casinos, Inc.
7.75%, 3/15/19		1,335	1,433,456
8.875%, 6/15/20		1,277	1,387,141
K. Hovnanian Enterprises, Inc. 7.25%, 10/15/20(a)		1,200	1,302,000
KB Home
7.00%, 12/15/21		200	215,250
7.50%, 9/15/22		223	244,185
9.10%, 9/15/17		1,250	1,475,000
Lennar Corp. Series B 6.50%, 4/15/16		2,600	2,821,000
M/I Homes, Inc. 8.625%, 11/15/18		2,360	2,545,850
Marina District Finance Co., Inc. 9.875%, 8/15/18(b)		1,980	2,128,500
MCE Finance Ltd. 5.00%, 2/15/21(a)		1,400	1,400,000
MGM Resorts International
6.625%, 7/15/15		1,480	1,568,800
7.625%, 1/15/17(b)		1,200	1,369,500
New Cotai LLC/New Cotai Capital Corp. 10.625%, 5/01/19(a)(c)		1,057	1,162,333
PulteGroup, Inc. 7.875%, 6/15/32		1,400	1,564,500
Ryland Group, Inc. (The) 6.625%, 5/01/20		1,800	1,957,500
Safari Holding Verwaltungs GmbH 8.25%, 2/15/21(a)	EUR	368	545,632
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19	U.S.$	1,619	1,784,947

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Standard Pacific Corp.
8.375%, 5/15/18	U.S.$	500	$591,250
10.75%, 9/15/16		528	633,600
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 7.75%, 4/15/20(a)		841	927,203
Wolverine World Wide, Inc. 6.125%, 10/15/20		501	541,080
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75%, 8/15/20(b)		3,100	3,448,750

			35,955,902

Consumer Cyclical - Restaurants – 0.1%
Burger King Corp. 9.875%, 10/15/18		1,360	1,484,100

Consumer Cyclical - Retailers – 2.0%
Asbury Automotive Group, Inc. 8.375%, 11/15/20		901	1,009,120
Brighthouse Group PLC 7.875%, 5/15/18(a)	GBP	1,703	3,012,458
Burlington Coat Factory Warehouse Corp. 10.00%, 2/15/19	U.S.$	1,260	1,406,475
Burlington Holdings LLC/Burlington Holding Finance, Inc. 9.00% (9.00% Cash or 9.75% PIK), 2/15/18(a)(c)		138	141,105
Cash America International, Inc. 5.75%, 5/15/18		1,798	1,771,030
Chinos Intermediate Holdings A, Inc. 7.75% (7.75% Cash or 8.50% PIK), 5/01/19(a)(c)		740	764,050
CST Brands, Inc. 5.00%, 5/01/23		229	224,993
J. Crew Group, Inc. 8.125%, 3/01/19		1,704	1,773,234
JC Penney Corp., Inc.
6.375%, 10/15/36		421	321,013
7.40%, 4/01/37		600	465,000
L Brands, Inc.
6.90%, 7/15/17		893	1,021,369
7.60%, 7/15/37		1,000	1,065,000
Michaels Stores, Inc. 7.75%, 11/01/18		1,300	1,389,375
Murphy Oil USA, Inc. 6.00%, 8/15/23(a)		716	739,270

18	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Neiman Marcus Group Ltd. LLC 8.75% (8.75% Cash or 9.50% PIK), 10/15/21(a)(c)	U.S.$	474	$523,770
New Look Bondco I PLC
8.375%, 5/14/18(a)		408	436,560
8.38%, 5/14/18(a)		842	900,940
Phones4u Finance PLC 9.50%, 4/01/18(a)(b)	GBP	1,750	3,063,388
Rite Aid Corp.
8.00%, 8/15/20	U.S.$	1,325	1,470,750
10.25%, 10/15/19		348	382,800
Sally Holdings LLC/Sally Capital, Inc. 5.75%, 6/01/22		1,779	1,881,292
Sonic Automotive, Inc. 5.00%, 5/15/23		2,015	1,977,219
William Carter Co. (The) 5.25%, 8/15/21(a)		562	578,157

			26,318,368

Consumer Non-Cyclical – 7.9%
Alere, Inc.
6.50%, 6/15/20		212	222,600
7.25%, 7/01/18		765	841,500
8.625%, 10/01/18		2,190	2,348,775
Big Heart Pet Brands
7.625%, 2/15/19		440	458,425
Biomet, Inc.
6.50%, 8/01/20-10/01/20		999	1,066,788
Boparan Finance PLC
9.875%, 4/30/18(a)	GBP	700	1,258,043
Capsugel Finance Co. SCA
9.875%, 8/01/19(a)	EUR	1,420	2,151,889
Capsugel SA
7.00% (7.00% Cash or 7.75% PIK), 5/15/19(a)(c)	U.S.$	948	976,440
Care UK Health & Social Care PLC
9.75%, 8/01/17	GBP	1,200	2,126,056
9.75%, 8/01/17(a)		1,700	3,014,917
Catalent Pharma Solutions, Inc.
7.875%, 10/15/18	U.S.$	1,640	1,666,650
Cerba European Lab SAS
7.00%, 2/01/20(a)(b)	EUR	1,979	2,964,927
CHS/Community Health Systems, Inc.
6.875%, 2/01/22(a)	U.S.$	2,744	2,867,480
7.125%, 7/15/20		2,647	2,871,995
Cott Beverages, Inc.
8.125%, 9/01/18		275	291,844
Elior Finance & Co. SCA
6.50%, 5/01/20(a)	EUR	270	407,604

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Elli Finance UK PLC
8.75%, 6/15/19(a)	GBP	1,056	$1,960,293
Endo Finance LLC
5.75%, 1/15/22(a)	U.S.$	126	129,150
Endo Health Solutions, Inc.
7.00%, 7/15/19		875	942,812
7.25%, 1/15/22		635	687,388
Envision Healthcare Corp.
8.125%, 6/01/19		1,601	1,711,069
First Quality Finance Co., Inc.
4.625%, 5/15/21(a)		3,247	3,157,707
Forest Laboratories, Inc.
5.00%, 12/15/21(a)		803	849,173
Galaxy Bidco Ltd.
6.375%, 11/15/20(a)	GBP	133	228,605
Goodyear Dunlop Tires Europe BV
6.75%, 4/15/19(a)	EUR	470	696,058
Grifols Worldwide Operations Ltd.
5.25%, 4/01/22(a)	U.S.$	545	557,263
HCA Holdings, Inc.
7.75%, 5/15/21(b)		2,000	2,205,000
HCA, Inc.
6.50%, 2/15/16		290	314,650
Healthcare Technology Intermediate, Inc. 7.375% (7.375% Cash or 8.125% PIK), 9/01/18(a)(c)		1,475	1,504,500
Holding Medi-Partenaires SAS
7.00%, 5/15/20(a)	EUR	735	1,068,700
Hologic, Inc. 6.25%, 8/01/20	U.S.$	241	254,858
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19		3,672	3,919,860
IDH Finance PLC 6.00%, 12/01/18(a)	GBP	455	788,895
Jaguar Holding Co. I 9.375% (9.375% Cash or 10.125% PIK), 10/15/17(a)(c)	U.S.$	1,207	1,268,859
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 9.50%, 12/01/19(a)		1,699	1,890,137
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18(b)		1,500	1,723,125
Labco SA 8.50%, 1/15/18(a)	EUR	900	1,321,841
MPH Acquisition Holdings LLC 6.625%, 4/01/22(a)	U.S.$	653	670,141
New Albertsons, Inc. 7.45%, 8/01/29(b)		4,005	3,224,025

20	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Par Pharmaceutical Cos., Inc. 7.375%, 10/15/20	U.S.$	2,307	$2,497,327
Party City Holdings, Inc. 8.875%, 8/01/20		2,023	2,253,116
Picard Bondco SA 9.00%, 10/01/18(a)	EUR	1,500	2,221,461
Pilgrim’s Pride Corp. 7.875%, 12/15/18	U.S.$	1,445	1,553,375
Pinnacle Merger Sub, Inc. 9.50%, 10/01/23(a)		2,305	2,538,381
Post Holdings, Inc.
6.75%, 12/01/21(a)		347	367,386
7.375%, 2/15/22		782	840,650
7.375%, 2/15/22(a)		325	349,375
Priory Group No. 3 PLC 7.00%, 2/15/18(a)	GBP	1,000	1,758,843
R&R PIK PLC 9.25%, 5/15/18(a)(c)	EUR	1,668	2,345,786
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 9.50%, 6/15/19(a)	U.S.$	680	745,450
Salix Pharmaceuticals Ltd. 6.00%, 1/15/21(a)		616	657,580
Serta Simmons Holdings LLC 8.125%, 10/01/20(a)		1,499	1,648,900
Smithfield Foods, Inc.
5.25%, 8/01/18(a)		814	845,543
5.875%, 8/01/21(a)		1,318	1,367,425
6.625%, 8/15/22		346	373,680
7.75%, 7/01/17		2,000	2,320,000
Spectrum Brands, Inc.
6.375%, 11/15/20		338	365,885
6.625%, 11/15/22		560	609,700
6.75%, 3/15/20		1,150	1,246,312
Stater Bros. Holdings, Inc. 7.375%, 11/15/18		700	738,500
Sun Products Corp. (The) 7.75%, 3/15/21(a)		217	184,450
TeamSystem Holding SpA 7.375%, 5/15/20(a)	EUR	1,100	1,611,887
Tenet Healthcare Corp.
6.25%, 11/01/18	U.S.$	881	971,853
6.875%, 11/15/31		622	559,800
8.125%, 4/01/22(b)		3,003	3,355,852
United Surgical Partners International, Inc. 9.00%, 4/01/20		1,119	1,242,090

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Valeant Pharmaceuticals International, Inc.
6.375%, 10/15/20(a)	U.S.$	1,325	$1,431,000
7.00%, 10/01/20(a)		3,000	3,247,500
7.25%, 7/15/22(a)		635	701,675
7.50%, 7/15/21(a)		490	551,250
Visant Corp. 10.00%, 10/01/17		1,385	1,379,806
Voyage Care Bondco PLC 6.50%, 8/01/18(a)	GBP	1,200	2,090,606
VWR Funding, Inc. 7.25%, 9/15/17	U.S.$	949	1,020,175
WellCare Health Plans, Inc. 5.75%, 11/15/20		1,256	1,318,800

			103,921,461

Energy – 6.5%
Antero Resources Finance Corp.
5.375%, 11/01/21(a)		2,000	2,030,000
7.25%, 8/01/19		202	215,635
Athlon Holdings LP/Athlon Finance Corp. 7.375%, 4/15/21(a)		2,197	2,339,805
ATP Oil & Gas Corp./United States 11.875%, 5/01/15(e)		1,000	12,500
Atwood Oceanics, Inc. 6.50%, 2/01/20		540	580,500
Basic Energy Services, Inc. 7.75%, 2/15/19		1,200	1,288,500
Berry Petroleum Co. LLC 6.375%, 9/15/22		2,680	2,773,800
Bill Barrett Corp. 7.625%, 10/01/19		834	903,848
Bonanza Creek Energy, Inc. 6.75%, 4/15/21		199	212,433
Bristow Group, Inc. 6.25%, 10/15/22		729	772,740
CGG SA 9.50%, 5/15/16		514	529,420
Chaparral Energy, Inc. 7.625%, 11/15/22		2,278	2,465,935
CHC Helicopter SA
9.25%, 10/15/20(b)		1,657	1,799,808
9.375%, 6/01/21		851	902,060
Cimarex Energy Co. 5.875%, 5/01/22		1,793	1,945,405
CITGO Petroleum Corp. 11.50%, 7/01/17(a)		2,919	3,137,925
Denbury Resources, Inc.
4.625%, 7/15/23		1,705	1,585,650
6.375%, 8/15/21		518	552,965

22	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Diamondback Energy, Inc. 7.625%, 10/01/21(a)	U.S.$	1,654	$1,786,320
Energy XXI Gulf Coast, Inc.
7.75%, 6/15/19		1,100	1,179,750
9.25%, 12/15/17		2,000	2,175,000
EP Energy LLC/EP Energy Finance, Inc. 9.375%, 5/01/20		1,505	1,740,156
EP Energy LLC/Everest Acquisition Finance, Inc. 6.875%, 5/01/19		971	1,048,680
Era Group, Inc. 7.75%, 12/15/22		950	1,002,250
Expro Finance Luxembourg SCA 8.50%, 12/15/16(a)		840	878,850
Golden Close Maritime Corp., Ltd. Series E 11.00%, 12/09/15		1,112	1,166,372
Hornbeck Offshore Services, Inc. 5.875%, 4/01/20		1,570	1,640,650
Jones Energy Holdings LLC 6.75%, 4/01/22(a)		904	920,950
Key Energy Services, Inc. 6.75%, 3/01/21(b)		2,466	2,592,382
Laredo Petroleum, Inc. 7.375%, 5/01/22		1,099	1,219,890
Linn Energy LLC/Linn Energy Finance Corp.
7.25%, 11/01/19(a)		2,543	2,651,077
8.625%, 4/15/20		1,600	1,738,000
Northern Blizzard Resources, Inc. 7.25%, 2/01/22(a)		1,300	1,339,000
Northern Oil and Gas, Inc. 8.00%, 6/01/20		1,594	1,693,625
Oasis Petroleum, Inc. 6.875%, 3/15/22(a)		2,299	2,488,667
Offshore Group Investment Ltd.
7.125%, 4/01/23(b)		1,283	1,305,453
7.50%, 11/01/19		2,176	2,317,440
Oil States International, Inc. 6.50%, 6/01/19		1,374	1,446,135
Pacific Drilling SA 5.375%, 6/01/20(a)		2,283	2,265,877
PDC Energy, Inc. 7.75%, 10/15/22		1,032	1,130,040
Perpetual Energy, Inc. 8.75%, 3/15/18(a)	CAD	1,372	1,228,657
Petroleum Geo-Services ASA 7.375%, 12/15/18(a)	U.S.$	1,429	1,532,602
PHI, Inc. 5.25%, 3/15/19(a)		1,567	1,582,670

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Precision Drilling Corp. 6.50%, 12/15/21	U.S.$	738	$789,660
QEP Resources, Inc. 5.25%, 5/01/23		1,141	1,135,295
Quicksilver Resources, Inc. 7.125%, 4/01/16		1,606	1,497,595
Resolute Energy Corp. 8.50%, 5/01/20		1,246	1,302,070
Sanchez Energy Corp. 7.75%, 6/15/21(a)		1,916	2,045,330
SandRidge Energy, Inc. 8.75%, 1/15/20		1,850	1,993,375
Seitel, Inc. 9.50%, 4/15/19		905	936,675
SESI LLC
6.375%, 5/01/19		358	381,270
7.125%, 12/15/21		1,260	1,404,900
Seven Generations Energy Ltd. 8.25%, 5/15/20(a)		3,550	3,887,250
Tervita Corp.
8.00%, 11/15/18(a)		1,176	1,187,760
9.75%, 11/01/19(a)		1,039	1,007,830
10.875%, 2/15/18(a)		665	668,325
Tesoro Corp. 9.75%, 6/01/19		480	510,912
W&T Offshore, Inc. 8.50%, 6/15/19(b)		1,500	1,620,000
Whiting Petroleum Corp. 5.75%, 3/15/21		1,000	1,075,000

			85,562,669

Other Industrial – 2.4%
Algeco Scotsman Global Finance PLC
8.50%, 10/15/18(a)(b)		1,012	1,105,610
9.00%, 10/15/18(a)	EUR	633	950,694
10.75%, 10/15/19(a)	U.S.$	601	665,607
B456 Systems, Inc. 3.75%, 4/15/16(d)(h)		955	157,575
Briggs & Stratton Corp. 6.875%, 12/15/20		398	441,780
Exova PLC 10.50%, 10/15/18(a)	GBP	1,044	1,888,622
Interline Brands, Inc. 10.00% (10.00% Cash or 10.75% PIK), 11/15/18(c)	U.S.$	1,662	1,807,425
Laureate Education, Inc. 9.25%, 9/01/19(a)		4,233	4,508,145
Liberty Tire Recycling LLC 11.00%, 10/01/16(a)		2,800	2,730,000

24	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Modular Space Corp. 10.25%, 1/31/19(a)	U.S.$	1,649	$1,714,960
Mueller Water Products, Inc.
7.375%, 6/01/17		1,181	1,207,572
8.75%, 9/01/20		489	546,346
NANA Development Corp. 9.50%, 3/15/19(a)		835	855,875
New Enterprise Stone & Lime Co., Inc.
11.00%, 9/01/18		1,668	1,597,110
13.00% (5.00% Cash and 8.00% PIK), 3/15/18(c)		1,208	1,388,710
Pipe Holdings PLC 9.50%, 11/01/15(a)	GBP	1,216	2,119,758
Safway Group Holding LLC/Safway Finance Corp. 7.00%, 5/15/18(a)	U.S.$	2,204	2,347,260
Trionista Holdco GmbH 5.00%, 4/30/20(a)(b)	EUR	473	681,460
Trionista TopCo GmbH 6.875%, 4/30/21(a)		466	698,184
Wendel SA 4.375%, 8/09/17		1,100	1,621,494
Xella Holdco Finance SA 9.125% (9.125% Cash or 9.875% PIK), 9/15/18(a)(c)		650	969,336
Zachry Holdings, Inc. 7.50%, 2/01/20(a)	U.S.$	1,250	1,353,125

			31,356,648

Services – 2.0%
ADT Corp. (The)
3.50%, 7/15/22		140	123,063
4.125%, 6/15/23		525	470,072
4.13%, 4/15/19		1,544	1,531,943
6.25%, 10/15/21(a)(b)		477	490,118
Carlson Wagonlit BV 6.875%, 6/15/19(a)		1,026	1,095,255
Cerved Group SpA
6.375%, 1/15/20(a)	EUR	272	405,635
8.00%, 1/15/21(a)		555	843,089
Gtech SpA 8.25%, 3/31/66(a)		3,304	4,935,150
Manutencoop Facility Management SpA 8.50%, 8/01/20(a)		922	1,406,739
Mobile Mini, Inc. 7.875%, 12/01/20	U.S.$	1,175	1,305,719
Monitronics International, Inc. 9.125%, 4/01/20		850	909,500
Sabre GLBL, Inc. 8.50%, 5/15/19(a)		2,570	2,839,850

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sabre Holdings Corp. 8.35%, 3/15/16(i)	U.S.$	906	$1,009,057
Service Corp. International/US
6.75%, 4/01/16(j)		1,485	1,614,937
7.50%, 4/01/27		1,500	1,590,000
ServiceMaster Co./TN
7.00%, 8/15/20		1,151	1,218,621
8.00%, 2/15/20		849	921,165
Travelport LLC 10.875%, 9/01/16(a)	EUR	646	907,761
Travelport LLC/Travelport Holdings, Inc.
6.361%, 3/01/16(a)(j)	U.S.$	131	131,490
13.875% (11.375% Cash and 2.50% PIK), 3/01/16(a)(c)		885	933,206
West Corp.
7.875%, 1/15/19		1,400	1,501,500
8.625%, 10/01/18		161	172,673

			26,356,543

Technology – 4.9%
Advanced Micro Devices, Inc.
8.125%, 12/15/17(b)		83	86,943
Alcatel-Lucent USA, Inc.
6.75%, 11/15/20(a)		799	844,943
8.875%, 1/01/20(a)		601	682,135
Amkor Technology, Inc.
6.375%, 10/01/22(b)		2,681	2,778,186
Aspect Software, Inc.
10.625%, 5/15/17(b)		2,126	2,248,245
Audatex North America, Inc.
6.00%, 6/15/21(a)		689	735,508
6.125%, 11/01/23(a)		1,172	1,246,715
Avaya, Inc.
7.00%, 4/01/19(a)		294	291,795
10.50%, 3/01/21(a)		1,729	1,577,712
Blackboard, Inc.
7.75%, 11/15/19(a)		1,180	1,236,050
BMC Software Finance, Inc.
8.125%, 7/15/21(a)		1,904	2,003,960
Brightstar Corp.
7.25%, 8/01/18(a)		1,191	1,313,077
9.50%, 12/01/16(a)		1,833	1,997,970
CDW LLC/CDW Finance Corp.
8.00%, 12/15/18		1,130	1,220,400
8.50%, 4/01/19(b)		2,357	2,580,915
12.535%, 10/12/17		30	31,350
Ceridian Corp.
8.875%, 7/15/19(a)		1,321	1,499,335
11.25%, 11/15/15		1,521	1,532,407

26	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ceridian HCM Holding, Inc.
11.00%, 3/15/21(a)	U.S.$	1,165	$1,342,662
CommScope, Inc.
8.25%, 1/15/19(a)		2,418	2,617,485
Compiler Finance Sub, Inc.
7.00%, 5/01/21(a)		411	413,055
CoreLogic, Inc./United States
7.25%, 6/01/21		260	281,450
CPI International, Inc.
8.00%, 2/15/18		1,768	1,829,880
DCP LLC/DCP Corp.
10.75%, 8/15/15(a)		1,705	1,747,625
Eagle Midco, Inc.
9.00%, 6/15/18(a)		1,919	2,014,950
Epicor Software Corp.
8.625%, 5/01/19		1,804	1,973,125
First Data Corp. 6.75%, 11/01/20(a)		421	453,628
7.375%, 6/15/19(a)		910	982,800
8.25%, 1/15/21(a)		250	271,250
11.75%, 8/15/21		2,125	2,231,250
12.625%, 1/15/21		2,250	2,677,500
First Data Holdings, Inc. 14.50%, 9/24/19(a)(c)		549	515,740
Freescale Semiconductor, Inc. 5.00%, 5/15/21(a)		747	761,940
6.00%, 1/15/22(a)		1,226	1,301,092
Goodman Networks, Inc. 12.125%, 7/01/18		1,200	1,278,000
12.375%, 7/01/18(a)		820	873,300
Infor US, Inc. 9.375%, 4/01/19		2,190	2,466,487
10.00%, 4/01/19	EUR	793	1,226,305
Interactive Data Corp. 10.25%, 8/01/18	U.S.$	2,300	2,486,875
MMI International Ltd. 8.00%, 3/01/17(a)		1,331	1,357,620
NXP BV/NXP Funding LLC 5.75%, 2/15/21-3/15/23(a)		1,592	1,681,620
Sensata Technologies BV 6.50%, 5/15/19(a)		2,000	2,145,000
Serena Software, Inc. 10.375%, 3/15/16		377	378,885
SITEL LLC/SITEL Finance Corp. 11.00%, 8/01/17(a)		1,000	1,073,750
Sophia LP/Sophia Finance, Inc. 9.75%, 1/15/19(a)		490	543,900
SunGard Data Systems, Inc. 7.625%, 11/15/20		1,600	1,754,000

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Syniverse Holdings, Inc. 9.125%, 1/15/19	U.S.$	813	$884,138
Viasystems, Inc. 7.875%, 5/01/19(a)		225	242,438

			63,715,396

Transportation - Airlines – 0.4%
Air Canada 6.75%, 10/01/19(a)		1,300	1,400,750
8.75%, 4/01/20(a)		1,054	1,142,273
Northwest Airlines Pass-Through Trust Series 2000-1, Class G 7.15%, 10/01/19(i)		635	697,229
UAL Pass-Through Trust Series 2007-1, Class A 6.636%, 7/02/22		1,454	1,595,411

			4,835,663

Transportation - Services – 1.1%
America West Airlines Pass-Through Trust Series 1999-1, Class G 7.93%, 1/02/19		1,236	1,374,781
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 8.25%, 1/15/19		625	670,313
Avis Budget Finance PLC 6.00%, 3/01/21(a)	EUR	530	772,197
CEVA Group PLC 9.00%, 9/01/21(a)	U.S.$	453	464,325
Europcar Groupe SA 11.50%, 5/15/17(a)	EUR	1,275	2,046,327
Hapag-Lloyd AG 9.75%, 10/15/17(a)(b)	U.S.$	1,250	1,334,375
Hertz Corp. (The)
5.875%, 10/15/20		1,055	1,124,897
6.75%, 4/15/19		2,187	2,342,824
LBC Tank Terminals Holding Netherlands BV 6.875%, 5/15/23(a)		1,147	1,224,422
Oshkosh Corp. 5.375%, 3/01/22(a)		210	213,675
Overseas Shipholding Group, Inc. 8.125%, 3/30/18(e)		1,200	1,416,000
Swift Services Holdings, Inc. 10.00%, 11/15/18		1,627	1,787,666

			14,771,802

			661,981,196

28	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 7.2%
Banking – 3.0%
ABN AMRO Bank NV 4.31%, 3/10/16	EUR	2,295	$3,201,228
Ally Financial, Inc.
6.75%, 12/01/14	U.S.$	1	983
8.00%, 11/01/31(b)		1,479	1,804,380
Bank of America Corp. Series U 5.20%, 6/01/23	U.S.$	4,551	4,277,940
Bank of Ireland 10.00%, 2/12/20	EUR	1,130	1,883,661
Barclays Bank PLC
7.625%, 11/21/22	U.S.$	2,354	2,595,285
7.70%, 4/25/18(a)		974	1,063,861
7.75%, 4/10/23		588	648,270
Barclays PLC
8.00%, 12/15/20	EUR	528	762,973
8.25%, 12/15/18(b)	U.S.$	340	357,425
BBVA International Preferred SAU
4.952%, 9/20/16(a)	EUR	1,650	2,216,294
Series F 9.10%, 10/21/14	GBP	550	944,532
Commerzbank AG 8.125%, 9/19/23(a)	U.S.$	1,052	1,203,225
Credit Agricole SA 7.875%, 1/23/24(a)		549	580,568
Credit Suisse Group AG 7.50%, 12/11/23(a)		1,392	1,512,060
HBOS Capital Funding LP 4.939%, 5/23/16	EUR	418	557,430
HT1 Funding GmbH 6.352%, 6/30/17		1,550	2,220,345
LBG Capital No.1 PLC 8.00%, 6/15/20(a)	U.S.$	4,650	4,991,775
RBS Capital Trust C 4.243%, 1/12/16	EUR	1,250	1,652,749
Regions Bank/Birmingham AL 6.45%, 6/26/37	U.S.$	1,500	1,641,878
SNS Bank NV 11.25%, 12/31/99(d)(g)(h)	EUR	620	– 0	–
Societe Generale SA 7.875%, 12/18/23(a)	U.S.$	1,308	1,367,514
UT2 Funding PLC 5.321%, 6/30/16	EUR	1,293	1,862,796
Zions Bancorporation 5.80%, 6/15/23	U.S.$	1,800	1,678,500

			39,025,672

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Brokerage – 0.4%
E*Trade Financial Corp. 6.375%, 11/15/19	U.S.$	1,685	$1,832,437
6.75%, 6/01/16		1,778	1,924,685
GFI Group, Inc. 10.375%, 7/19/18(b)		1,300	1,384,500
Lehman Brothers Holdings, Inc. 6.875%, 5/02/18(h)		1,690	411,938

			5,553,560

Finance – 1.6%
Aviation Capital Group Corp. 6.75%, 4/06/21(a)		650	717,113
7.125%, 10/15/20(a)		2,489	2,786,066
Creditcorp 12.00%, 7/15/18(a)		1,300	1,326,000
ILFC E-Capital Trust II 6.25%, 12/21/65(a)		2,000	1,940,000
International Lease Finance Corp. 8.25%, 12/15/20		2,170	2,624,593
8.75%, 3/15/17		282	330,998
8.875%, 9/01/17		280	333,200
Milestone Aviation Group Ltd. (The) 8.625%, 12/15/17(a)		831	892,286
Oxford Finance LLC/Oxford Finance Co-Issuer, Inc. 7.25%, 1/15/18(a)		759	804,540
Peninsula Gaming LLC/Peninsula Gaming Corp. 8.375%, 2/15/18(a)		996	1,075,680
SLM Corp.
5.50%, 1/15/19		2,496	2,639,520
5.625%, 8/01/33		1,978	1,750,530
7.25%, 1/25/22		377	415,643
8.00%, 3/25/20		233	268,241
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(a)		2,394	2,621,430

			20,525,840

Insurance – 1.0%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC 7.875%, 12/15/20(a)		1,047	1,120,290
American Equity Investment Life Holding Co. 6.625%, 7/15/21		1,946	2,074,923
CNO Financial Group, Inc. 6.375%, 10/01/20(a)		200	213,000
Genworth Holdings, Inc. 6.15%, 11/15/66		750	692,813

30	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hartford Financial Services Group, Inc. (The) 8.125%, 6/15/38	U.S.$	631	$740,636
Hockey Merger Sub 2, Inc. 7.875%, 10/01/21(a)		1,300	1,387,750
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		1,250	1,387,500
USI, Inc./NY 7.75%, 1/15/21(a)		2,421	2,523,892
XL Group PLC Series E 6.50%, 4/15/17		3,322	3,268,017

			13,408,821

Other Finance – 1.1%
ACE Cash Express, Inc. 11.00%, 2/01/19(a)		420	348,600
CNG Holdings, Inc./OH 9.375%, 5/15/20(a)		2,615	2,392,725
Gardner Denver, Inc. 6.875%, 8/15/21(a)(b)		2,396	2,467,880
Harbinger Group, Inc.
7.75%, 1/15/22(a)		645	657,094
7.875%, 7/15/19		974	1,068,965
iPayment Holdings, Inc. 15.00% (7.50% Cash and 7.50% PIK),11/15/18(c)		1,402	686,938
iPayment, Inc. 10.25%, 5/15/18(b)		2,610	1,924,875
National Money Mart Co. 10.375%, 12/15/16		1,855	1,864,275
Speedy Cash Intermediate Holdings Corp. 10.75%, 5/15/18(a)(b)		1,166	1,200,980
Speedy Group Holdings Corp. 12.00%, 11/15/17(a)		1,760	1,786,400

			14,398,732

REITS – 0.1%
Felcor Lodging LP 5.625%, 3/01/23		1,802	1,824,525

			94,737,150

Utility – 2.7%
Electric – 1.6%
AES Corp./VA
4.875%, 5/15/23		1,840	1,757,200
7.375%, 7/01/21		700	798,000
Calpine Corp.
5.875%, 1/15/24(a)		898	911,470
6.00%, 1/15/22(a)		1,261	1,324,050

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EDP Finance BV
4.90%, 10/01/19(a)	U.S.$	148	$154,660
5.875%, 2/01/16(a)	EUR	731	1,085,109
6.00%, 2/02/18(a)	U.S.$	2,055	2,229,675
Enel SpA 8.75%, 9/24/73(a)		982	1,100,526
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.
10.00%, 12/01/20		1,020	1,073,550
10.25%, 12/01/20(a)		798	840,892
FirstEnergy Corp. Series C 7.375%, 11/15/31		857	984,398
GenOn Energy, Inc.
9.50%, 10/15/18(b)		1,450	1,482,625
9.875%, 10/15/20		1,200	1,224,000
NRG Energy, Inc. 6.625%, 3/15/23(b)		1,620	1,680,750
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		2,405	2,417,025
Techem Energy Metering Service GmbH & Co. KG 7.875%, 10/01/20(a)	EUR	234	363,537
Techem GmbH 6.125%, 10/01/19(a)		520	781,712
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.50%, 10/01/20(a)	U.S.$	626	480,455

			20,689,634

Natural Gas – 1.1%
El Paso LLC Series G
7.75%, 1/15/32		1,524	1,629,961
7.80%, 8/01/31		635	675,145
Hiland Partners LP/Hiland Partners Finance Corp. 7.25%, 10/01/20(a)		377	409,988
Holly Energy Partners LP/Holly Energy Finance Corp. 6.50%, 3/01/20		1,317	1,399,312
Kinder Morgan, Inc./DE 5.625%, 11/15/23(a)		1,123	1,110,659
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.50%, 8/15/21		1,308	1,412,640
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. 6.50%, 5/15/21		2,372	2,532,110

32	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Regency Energy Partners LP/Regency Energy Finance Corp.
4.50%, 11/01/23	U.S.$	2,106	$1,958,580
5.50%, 4/15/23		1,373	1,383,298
Sabine Pass Liquefaction LLC 6.25%, 3/15/22(a)		675	703,688
Sabine Pass LNG LP 6.50%, 11/01/20		757	794,850
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.875%, 2/01/21		960	1,029,600

			15,039,831

			35,729,465

Total Corporates – Non-Investment Grades (cost $740,325,050)			792,447,811

CORPORATES – INVESTMENT GRADES – 7.7%
Financial Institutions – 4.2%
Banking – 1.8%
Assured Guaranty Municipal Holdings, Inc. 6.40%, 12/15/66(a)		656	567,440
Baggot Securities Ltd. 10.24%, 12/29/49(a)	EUR	495	742,459
BPCE SA 5.70%, 10/22/23(a)	U.S.$	208	216,210
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 8.375%, 7/26/16(a)		2,750	3,000,937
Credit Agricole SA 7.589%, 1/30/20	GBP	1,000	1,795,937
Credit Suisse AG 6.50%, 8/08/23(a)	U.S.$	1,963	2,146,154
Danske Bank A/S
5.684%, 2/15/17	GBP	720	1,241,880
5.914%, 6/16/14(a)(b)	U.S.$	1,150	1,150,000
ICICI Bank Ltd./Dubai 4.80%, 5/22/19(a)		1,337	1,391,637
JPMorgan Chase & Co. Series Q 5.15%, 5/01/23		1,357	1,272,187
Series R 6.00%, 8/01/23		865	852,025
Series S 6.75%, 2/01/24		613	645,182
PNC Financial Services Group, Inc. (The) 6.75%, 8/01/21(b)		1,558	1,698,220

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Royal Bank of Scotland PLC (The) Series 1 3.493%, 10/27/14(j)	AUD	1,500	$1,387,817
Standard Chartered PLC 5.20%, 1/26/24(a)	U.S.$	1,301	1,335,681
UBS AG/Stamford CT 7.625%, 8/17/22		979	1,148,255
Wells Fargo & Co. Series K 7.98%, 3/15/18		2,000	2,272,500
Zions Bancorporation 5.65%, 11/15/23		508	545,828

			23,410,349

Finance – 0.4%
GE Capital Trust III 6.50%, 9/15/67(a)	GBP	700	1,241,030
General Electric Capital Corp. Series A 7.125%, 6/15/22	U.S.$	1,200	1,368,000
HSBC Finance Capital Trust IX 5.911%, 11/30/35		1,905	1,978,819

			4,587,849

Insurance – 1.6%
AAI Ltd. 6.15%, 9/07/25	AUD	990	932,504
Series 3 6.75%, 9/23/24		1,000	935,236
American International Group, Inc. 6.82%, 11/15/37	U.S.$	1,425	1,863,844
AON Corp. 8.205%, 1/01/27		690	861,154
Aviva PLC 4.729%, 11/28/14	EUR	3,000	4,159,302
Genworth Holdings, Inc. 7.625%, 9/24/21	U.S.$	1,216	1,497,977
Lincoln National Corp. 8.75%, 7/01/19		604	778,746
MetLife, Inc. 10.75%, 8/01/39		2,350	3,560,250
Pacific Life Insurance Co. 9.25%, 6/15/39(a)		475	695,939
Swiss Re Capital I LP 6.854%, 5/25/16(a)		2,809	3,005,630
Transatlantic Holdings, Inc. 8.00%, 11/30/39		1,261	1,662,689
ZFS Finance USA Trust V 6.50%, 5/09/37(a)		1,240	1,329,900

			21,283,171

34	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Finance – 0.0%
IIRSA Norte Finance Ltd. 8.75%, 5/30/24(k)	U.S.$	469	$545,718

REITS – 0.4%
DDR Corp. 7.875%, 9/01/20		746	926,541
EPR Properties 5.75%, 8/15/22		915	969,430
7.75%, 7/15/20		1,722	2,031,216
Senior Housing Properties Trust 6.75%, 12/15/21		1,350	1,523,919

			5,451,106

			55,278,193

Industrial – 3.2%
Basic – 1.9%
Basell Finance Co. BV 8.10%, 3/15/27(a)		1,240	1,617,899
Braskem Finance Ltd. 6.45%, 2/03/24		465	476,044
7.00%, 5/07/20(a)		1,800	1,953,000
CF Industries, Inc. 7.125%, 5/01/20		900	1,070,060
Georgia-Pacific LLC 8.875%, 5/15/31		1	1,456
GTL Trade Finance, Inc. 7.25%, 10/20/17(a)		1,338	1,503,577
Minsur SA 6.25%, 2/07/24(a)		891	935,678
Plains Exploration & Production Co. 6.50%, 11/15/20		1,335	1,470,169
6.75%, 2/01/22		1,845	2,038,725
Samarco Mineracao SA 4.125%, 11/01/22(a)(b)		651	598,920
5.75%, 10/24/23(a)		810	815,974
Southern Copper Corp. 7.50%, 7/27/35(b)		3,300	3,626,330
Vale Overseas Ltd. 6.875%, 11/21/36		4,756	5,067,409
Westvaco Corp. 7.95%, 2/15/31		1,000	1,227,287
Weyerhaeuser Co. 7.375%, 3/15/32		1,790	2,300,764

			24,703,292

Capital Goods – 0.3%
Mondi Consumer Packaging International AG 9.75%, 7/15/17(a)	EUR	856	1,264,588

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	35

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Odebrecht Finance Ltd. 8.25%, 4/25/18(a)	BRL	1,332	$493,116
Owens Corning 7.00%, 12/01/36(j)	U.S.$	1,340	1,494,674

			3,252,378

Communications - Media – 0.2%
Myriad International Holdings BV 6.00%, 7/18/20(a)		1,519	1,647,979
NBCUniversal Enterprise, Inc. 5.25%, 3/29/49(a)		1,401	1,415,010

			3,062,989

Communications - Telecommunications – 0.4%
Cricket Communications, Inc. 7.75%, 10/15/20		1,250	1,428,750
Oi SA 5.75%, 2/10/22(a)		750	721,902
Qwest Corp.
6.50%, 6/01/17		610	690,075
6.875%, 9/15/33		1,570	1,548,245
Telemar Norte Leste SA 5.50%, 10/23/20(a)(b)		750	738,750

			5,127,722

Consumer Cyclical - Automotive – 0.0%
Delphi Corp. 6.125%, 5/15/21		419	466,137

Consumer Cyclical - Other – 0.0%
Seminole Tribe of Florida, Inc. 6.535%, 10/01/20(a)		240	265,200

Consumer Non-Cyclical – 0.1%
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC 7.75%, 9/15/18		1,356	1,447,530

Other Industrial – 0.2%
Fresnillo PLC 5.50%, 11/13/23(a)(b)		2,181	2,191,905

Transportation - Airlines – 0.1%
Delta Air Lines Pass-Through Trust Series 2007-1A 6.821%, 8/10/22		838	984,625

			41,501,778

Utility – 0.2%
Natural Gas – 0.2%
Empresa de Energia de Bogota SA ESP 6.125%, 11/10/21(a)		1,235	1,321,435

36	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Enterprise Products Operating LLC Series A 8.375%, 8/01/66	U.S.$	1,760	$1,982,200

			3,303,635

Non Corporate Sectors – 0.1%
Agencies - Not Government Guaranteed – 0.1%
Electricite de France 5.25%, 1/29/23(a)		654	658,905

Total Corporates—Investment Grades (cost $86,754,815)			100,742,511

COLLATERALIZED MORTGAGE OBLIGATIONS – 6.7%
Non-Agency Fixed Rate – 3.7%
Bear Stearns ARM Trust
Series 2007-3, Class 1A1
2.976%, 5/25/47		547	466,434
Series 2007-4, Class 22A1
5.054%, 6/25/47		2,152	1,934,483
ChaseFlex Trust Series 2007-1, Class 1A3 6.50%, 2/25/37		995	787,449
Citigroup Mortgage Loan Trust
Series 2006-4, Class 2A1A
6.00%, 12/25/35		3,277	3,061,402
Series 2006-AR3, Class 1A2A
5.404%, 6/25/36		2,175	1,999,307
Series 2007-AR4, Class 1A1A
5.528%, 3/25/37		529	501,743
CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 3/25/37		2,200	1,907,107
Countrywide Alternative Loan Trust
Series 2006-24CB, Class A15
5.75%, 6/25/36		1,684	1,466,820
Series 2006-41CB, Class 2A13
5.75%, 1/25/37		1,430	1,226,255
Series 2006-42, Class 1A6
6.00%, 1/25/47		1,230	984,383
Series 2006-HY12, Class A5
3.794%, 8/25/36		2,632	2,459,741
Series 2006-J1, Class 1A10
5.50%, 2/25/36		2,813	2,471,713
Series 2006-J5, Class 1A1
6.50%, 9/25/36		1,619	1,374,511
Series 2007-13, Class A2
6.00%, 6/25/47		1,978	1,627,644

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	37

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Countrywide Home Loan Mortgage Pass-Through Trust
Series 2007-HY4, Class 1A1
2.672%, 9/25/47	U.S.$	602	$505,870
Credit Suisse Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		1,227	1,065,496
First Horizon Alternative Mortgage Securities Trust
Series 2006-AA5, Class A1
2.242%, 9/25/36		1,180	942,572
Series 2006-AA7, Class A1
2.196%, 1/25/37		1,556	1,292,143
Series 2006-FA1, Class 1A3
5.75%, 4/25/36		1,185	1,049,479
IndyMac Index Mortgage Loan Trust
Series 2005-AR15, Class A1
4.608%, 9/25/35		1,380	1,223,667
Series 2006-AR37, Class 2A1
4.862%, 2/25/37		916	778,312
Morgan Stanley Mortgage Loan Trust
Series 2005-10, Class 4A1
5.50%, 12/25/35		736	671,947
Series 2007-12, Class 3A22
6.00%, 8/25/37		238	216,092
Residential Accredit Loans, Inc.
Series 2005-QA7, Class A21
3.05%, 7/25/35		965	857,062
Series 2005-QS14, Class 3A1
6.00%, 9/25/35		2,028	1,955,493
Residential Asset Securitization Trust Series 2006-A8, Class 3A4 6.00%, 8/25/36		348	297,241
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-18, Class 8A1
5.333%, 9/25/35		1,833	1,783,511
Series 2006-9, Class 4A1
5.36%, 10/25/36		1,139	1,020,845
Washington Mutual Alternative Mortgage Pass-Through Certificates
Series 2006-7, Class A3
4.925%, 9/25/36		2,129	1,308,346
Series 2006-7, Class A4
4.955%, 9/25/36		2,240	1,376,594
Series 2006-9, Class A4
5.585%, 10/25/36		2,291	1,525,844

38	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Washington Mutual Mortgage Pass-Through Certificates Series 2007-HY3, Class 4A1 2.466%, 3/25/37	U.S.$	2,532	$2,367,095
Wells Fargo Alternative Loan Trust Series 2007-PA3, Class 3A1 6.25%, 7/25/37		2,323	2,112,701
Wells Fargo Mortgage Backed Securities Trust
Series 2007-AR7, Class A1
2.642%, 12/28/37		3,023	2,740,844
Series 2007-AR8, Class A1
5.962%, 11/25/37		1,289	1,179,361

			48,539,507

Non-Agency Floating Rate – 3.0%
Citigroup Mortgage Loan Trust, Inc. Series 2005-8, Class 2A2 4.646%, 9/25/35(j)(l)		1,376	136,772
Countrywide Alternative Loan Trust Series 2007-7T2, Class A3 0.754%, 4/25/37(j)		4,564	2,746,644
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-13, Class A7 0.754%, 8/25/37(j)		1,645	1,271,719
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA3, Class A1 0.294%, 7/25/47(j)		911	771,961
Downey Savings & Loan Association Mortgage Loan Trust Series 2006-AR1, Class 1A1A 1.054%, 3/19/46(j)		993	764,222
Fannie Mae Connecticut Avenue Securities Series 2014-C01, Class M2 4.554%, 1/25/24(j)		931	978,221
First Horizon Alternative Mortgage Securities Trust
Series 2007-FA2, Class 1A10
0.404%, 4/25/37(j)		729	457,671
Series 2007-FA2, Class 1A5
0.454%, 4/25/37(j)		826	514,964
Series 2007-FA2, Class 1A6
5.396%, 4/25/37(j) (l)		247	41,564
GreenPoint Mortgage Funding Trust Series 2007-AR3, Class A1 0.374%, 6/25/37(j)		1,381	1,153,437

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	39

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

HarborView Mortgage Loan Trust
Series 2007-4, Class 2A1 0.376%, 7/19/47(j)	U.S.$	3,763	$3,200,920
Series 2007-7, Class 2A1A
1.154%, 10/25/37(j)		780	716,065
IndyMac Index Mortgage Loan Trust Series 2007-FLX3, Class A1 0.394%, 6/25/37(j)		1,455	1,276,778
Lehman XS Trust
Series 2007-10H, Class 2AIO 6.846%, 7/25/37(j)(l)		883	183,674
Series 2007-15N, Class 4A1 1.054%, 8/25/47(j)		896	642,488
Series 2007-4N, Class 3A2A 0.879%, 3/25/47(j)		2,467	2,157,149
Luminent Mortgage Trust Series 2006-6, Class A1 0.354%, 10/25/46(j)		363	317,917
Residential Accredit Loans, Inc.
Series 2005-QO4, Class 2A1 0.434%, 12/25/45(j)		1,533	1,042,252
Series 2006-QS18, Class 2A2 6.396%, 12/25/36(j)(l)		11,911	2,471,571
Structured Agency Credit Risk Debt Notes
Series 2013-DN1, Class M2 7.304%, 7/25/23(j)		1,750	2,140,811
Series 2013-DN2, Class M2 4.404%, 11/25/23(j)		1,325	1,375,207
Series 2014-DN1, Class M3 4.654%, 2/25/24(j)		1,380	1,467,437
Structured Asset Mortgage Investments II Trust Series 2007-AR6, Class A1 1.629%, 8/25/47(j)		2,490	2,185,009
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2007-OA4, Class A1A 0.90%, 4/25/47(j)		3,608	2,694,318
Washington Mutual Mortgage Pass-Through Certificates
Series 2006-AR5, Class A1A 1.122%, 6/25/46(j)		884	775,326
Series 2007-OA1, Class A1A 0.829%, 2/25/47(j)		3,006	2,437,599
Series 2007-OA3, Class 2A1A 0.889%, 4/25/47(j)		983	879,873

40	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)		U.S. $ Value

Series 2007-OA5, Class 1A 0.879%, 6/25/47(j)	U.S.$	4,995		$4,419,608

				39,221,177

Total Collateralized Mortgage Obligations (cost $80,407,289)				87,760,684

GOVERNMENTS - TREASURIES – 5.7%
Brazil – 1.9%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17	BRL	58,875		24,564,982

Colombia – 0.0%
Colombia Government International Bond 9.85%, 6/28/27	COP	756,000		498,776

Indonesia – 0.3%
Indonesia Treasury Bond - Recap Linked Note (JPMC) 10.00%, 7/18/17	IDR	47,971,000		4,524,961

Philippines – 0.3%
Philippine Government International Bond 6.25%, 1/14/36(d)	PHP	143,000		3,236,593

Portugal – 0.1%
Portugal Obrigacoes do Tesouro OT
3.85%, 4/15/21(a)	EUR	1,087		1,534,912
4.35%, 10/16/17(a)		– 0	–^^	1

				1,534,913

Russia – 0.2%
Russian Federal Bond - OFZ Series 6204 7.50%, 3/15/18	RUB	93,062		2,579,490

South Africa – 0.5%
South Africa Government Bond
Series R204 8.00%, 12/21/18	ZAR	10,750		1,028,091
Series R207 7.25%, 1/15/20		60,872		5,569,488
Series R208 6.75%, 3/31/21		490		42,992

				6,640,571

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	41

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United States – 2.4%
U.S. Treasury Bonds
2.75%, 11/15/42	U.S.$	4,000	$3,408,124
3.125%, 2/15/42		4,000	3,702,500
3.50%, 2/15/39		2,000	2,006,250
4.50%, 2/15/36(m)(n)		2,400	2,817,000
5.00%, 5/15/37		3,500	4,395,783
5.25%, 2/15/29(m)		5,750	7,193,791
6.125%, 11/15/27		2,200	2,962,436
U.S. Treasury Notes 1.75%, 5/15/22		5,000	4,717,970

			31,203,854

Total Governments – Treasuries (cost $79,104,864)			74,784,140

BANK LOANS – 4.8%
Industrial – 4.7%
Basic – 0.4%
Arysta LifeScience SPC LLC 4.50%, 5/29/20(j)		1,985	1,985,833
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.) 4.25%, 6/28/19(j)		1,896	1,909,893
Unifrax Holding Co. 5.25%, 11/28/18(j)	EUR	736	1,015,198

			4,910,924

Capital Goods – 0.2%
ClubCorp Club Operations, Inc. 4.00%, 7/24/20(j)	U.S.$	1,291	1,294,424
Serta Simmons Holdings LLC 4.25%, 10/01/19(j)		1,357	1,361,593

			2,656,017

Communications - Media – 0.2%
Clear Channel Communications, Inc. 3.80%, 1/29/16(j)		124	122,183
TWCC Holding Corp. 7.00%, 6/26/20(j)		2,100	2,039,625

			2,161,808

Consumer Cyclical - Automotive – 0.6%
Exide Technologies 9.00%, 10/09/14		4,964	5,044,562
Navistar, Inc. 5.75%, 8/17/17(j)		875	888,851
TI Group Automotive Systems LLC 5.50%, 3/28/19(j)		2,214	2,219,285

			8,152,698

42	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.4%
Alpha Topco Ltd. 4.50%, 4/30/19(j)	U.S.$	2,970	$2,987,167
Kasima LLC (Digital Cinema Implementation Partners LLC) 3.25%, 5/17/21(j)		750	744,375
Station Casinos LLC 4.25%, 3/02/20(j)		1,980	1,982,475

			5,714,017

Consumer Cyclical - Other – 0.4%
CityCenter Holdings LLC 5.00%, 10/16/20(j)		2,494	2,511,680
La Quinta Intermediate Holdings LLC 2/19/21(j)(o)		740	739,541
New HB Acquisition LLC 6.75%, 4/09/20(j)		2,000	2,077,500

			5,328,721

Consumer Cyclical - Retailers – 0.4%
Gymboree Corp., The 2/23/18(j)(o)		1,510	1,355,436
Harbor Freight Tools USA, Inc. 4.75%, 7/26/19(j)		1,284	1,295,841
J.C. Penney Corporation, Inc. 6.00%, 5/22/18(j)		1,439	1,430,735
Rite Aid Corporation 5.75%, 8/21/20(j)		500	510,315

			4,592,327

Consumer Non-Cyclical – 0.8%
Air Medical Group Holdings, Inc. 5.00%, 6/30/18(j)		1,359	1,360,719
Air Medical Holding LLC 7.63%, 5/31/18		4,000	3,980,000
Catalent Pharma Solutions, Inc. (fka Cardinal Health 409, Inc.) 6.50%, 12/31/17(j)		2,500	2,525,000
Grifols Worldwide Operations Ltd. 2/27/21(j)(o)		710	709,262
H.J. Heinz Co. 3.50%, 6/05/20(j)		695	697,501
Par Pharmaceutical Companies, Inc. (Par Pharmaceuticals, Inc.) 4.00%, 9/30/19(c)		589	589,380

			9,861,862

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	43

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 0.2%
CITGO Petroleum Corporation 9.00%, 6/24/17(j)	U.S.$	1,051	$1,062,725
Seadrill Operating LP (Seadrill Partners Finco LLC) 4.00%, 2/21/21(j)		1,137	1,133,420

			2,196,145

Other Industrial – 0.5%
Accudyne Industries Borrower S.C.A./Accudyne Industries LLC (fka Silver II US Holdings LLC) 4.00%, 12/13/19(j)		1,087	1,084,374
Atkore International, Inc. 9/27/21(o)		1,690	1,698,450
Gardner Denver, Inc. 4.25%, 7/30/20(j)		1,194	1,193,463
Laureate Education, Inc. 5.00%, 6/15/18(j)		744	736,848
Veyance Technologies, Inc. 5.25%, 9/08/17(j)		2,475	2,487,375

			7,200,510

Services – 0.3%
Travelport LLC (fka Travelport, Inc.) 9.50%, 1/31/16(j)		4,095	4,228,333

Technology – 0.3%
MMI International Ltd. (MMI International (Delaware) LLC) 7.25%, 11/20/18(j)		1,850	1,836,125
Smart Modular Technologies (Global), Inc. 8.25%, 8/26/17(j)		2,183	1,956,924

			3,793,049

			60,796,411

Non Corporate Sectors – 0.1%
Foreign Local Government - Municipal – 0.1%
Education Management LLC 4.25%, 6/01/16(j)		1,866	1,628,117

Financial Institutions – 0.0%
Insurance – 0.0%
Hub International Ltd. 4.75%, 10/02/20(j)		498	497,709

Total Bank Loans (cost $62,168,067)			62,922,237

44	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - CORPORATE BONDS – 4.0%
Industrial – 3.6%
Basic – 0.4%
Gold Fields Orogen Holding BVI Ltd. 4.875%, 10/07/20(a)	U.S.$	1,650	$1,427,250
Rearden G Holdings EINS GmbH 7.875%, 3/30/20(a)(b)		1,200	1,245,000
Sappi Papier Holding GmbH 6.625%, 4/15/21(a)		650	674,375
7.75%, 7/15/17(a)		678	754,275
Severstal OAO Via Steel Capital SA 5.90%, 10/17/22(a)		406	384,590
Vedanta Resources PLC 6.00%, 1/31/19(a)(b)		1,117	1,117,086

			5,602,576

Capital Goods – 0.5%
Cemex Espana Luxembourg 9.25%, 5/12/20(a)		182	199,745
9.875%, 4/30/19(a)(b)		3,299	3,826,840
Cemex Finance LLC 9.375%, 10/12/22(a)		587	689,000
Servicios Corporativos Javer SAPI de CV 9.875%, 4/06/21(a)(b)		651	691,688
9.875%, 4/06/21(a)		560	595,000

			6,002,273

Communications - Media – 0.1%
European Media Capital SA 10.00%, 2/01/15(g)(k)		1,574	1,574,225

Communications - Telecommunications – 0.4%
Comcel Trust 6.875%, 2/06/24(a)(b)		986	1,031,602
Digicel Ltd. 6.00%, 4/15/21(a)		750	766,875
Mobile Telesystems OJSC via MTS International Funding Ltd. 8.625%, 6/22/20(a)(b)		2,495	2,844,300
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 9.125%, 4/30/18(a)		240	262,800

			4,905,577

Consumer Cyclical - Other – 0.2%
Peermont Global Pty Ltd. 7.75%, 4/30/14(a)	EUR	1,000	1,367,318

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	45

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Studio City Finance Ltd. 8.50%, 12/01/20(a)	U.S.$	1,630	$1,825,600

			3,192,918

Consumer Cyclical - Retailers – 0.3%
Edcon Pty Ltd. 9.50%, 3/01/18(a)(b)	EUR	625	839,505
Office Depot de Mexico SA de CV 6.875%, 9/20/20(a)	U.S.$	2,500	2,603,125

			3,442,630

Consumer Non - Cyclical – 1.2%
Cosan Luxembourg SA 9.50%, 3/14/18(a)	BRL	2,042	768,012
Foodcorp Pty Ltd. 8.75%, 3/01/18(a)	EUR	744	1,118,695
Marfrig Holding Europe BV 8.375%, 5/09/18(a)	U.S.$	3,116	3,109,768
Marfrig Overseas Ltd. 9.50%, 5/04/20(a)(b)		2,187	2,195,201
Minerva Luxembourg SA 7.75%, 1/31/23(a)(b)		2,866	2,934,784
Tonon Bioenergia SA 9.25%, 1/24/20(a)(b)		1,820	1,638,000
USJ Acucar e Alcool SA 9.875%, 11/09/19(a)(b)		600	594,000
Virgolino de Oliveira Finance Ltd.
10.50%, 1/28/18(a)		4,090	2,505,126
11.75%, 2/09/22(a)		2,475	1,497,375

			16,360,961

Energy – 0.1%
Pacific Rubiales Energy Corp. 7.25%, 12/12/21(a)		1,700	1,865,750

Transportation - Airlines – 0.3%
Guanay Finance Ltd. 6.00%, 12/15/20(a)(b)		675	712,125
TAM Capital 3, Inc. 8.375%, 6/03/21(a)(b)		2,505	2,667,825

			3,379,950

Transportation - Services – 0.1%
Inversiones Alsacia SA 8.00%, 8/18/18(a)		1,599	1,199,083

			47,525,943

Financial Institutions – 0.4%
Banking – 0.2%
Banco de Reservas de la Republica Dominicana 7.00%, 2/01/23(a)		1,906	1,794,022

46	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Finance – 0.2%
Sistema JSFC via Sistema International Funding SA 6.95%, 5/17/19(a)	U.S.$	2,500	$2,581,076

			4,375,098

Total Emerging Markets – Corporate Bonds (cost $49,741,625)			51,901,041

EMERGING MARKETS - SOVEREIGNS – 3.2%
Argentina – 0.5%
Argentina Boden Bonds 7.00%, 10/03/15		6,411	6,238,169
Argentine Republic Government International Bond 7.82%, 12/31/33	EUR	942	963,255

			7,201,424

Dominican Republic – 0.7%
Dominican Republic International Bond 8.625%, 4/20/27(a)	U.S.$	8,385	9,357,660

El Salvador – 0.7%
El Salvador Government International Bond
7.375%, 12/01/19(a)(b)		705	750,825
7.625%, 9/21/34(a)		762	803,910
7.65%, 6/15/35(a)		6,996	6,961,020

			8,515,755

Ghana – 0.1%
Republic of Ghana
7.875%, 8/07/23(a)(b)		1,198	1,099,382
8.50%, 10/04/17(a)		606	614,332

			1,713,714

Ivory Coast – 0.9%
Ivory Coast Government International Bond 5.75%, 12/31/32(a)		12,347	11,575,312

Serbia – 0.2%
Republic of Serbia
6.75%, 11/01/24(a)		421	423,007
7.25%, 9/28/21(a)		2,467	2,763,287

			3,186,294

Sri Lanka – 0.1%
Sri Lanka Government International Bond 6.00%, 1/14/19(a)		799	835,954

Total Emerging Markets – Sovereigns (cost $32,572,408)			42,386,113

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	47

Portfolio of Investments

Company	Shares	U.S. $ Value

PREFERRED STOCKS – 2.3%
Financial Institutions – 2.2%
Banking – 0.9%
Citigroup, Inc. Series K 6.875%	26,850	$699,980
CoBank ACB Series F 6.25%(a)	7,925	801,911
Goldman Sachs Group, Inc. (The) Series J 5.50%	110,500	2,634,320
Morgan Stanley 6.875%	78,000	2,021,760
State Street Corp. Series D 5.90%	36,950	956,635
US Bancorp/MN Series F 6.50%	100,000	2,840,000
Wells Fargo & Co. 6.625%	65,275	1,772,869
5.85%	6,050	150,645

		11,878,120

Finance – 0.3%
Brandywine Realty Trust Series E 6.90%	30,425	766,710
Cedar Realty Trust, Inc. Series B 7.25%	24,651	579,545
RBS Capital Funding Trust V Series E 5.90%	111,000	2,461,980

		3,808,235

Insurance – 0.3%
Hartford Financial Services Group, Inc. (The) 7.875%	75,000	2,221,500
XLIT Ltd. Series D 3.359%(j)	1,600	1,372,000

		3,593,500

REITS – 0.7%
DDR Corp. Series K 6.25%	4,000	92,680
Health Care REIT, Inc. Series J 6.50%	46,025	1,140,499

48	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Hersha Hospitality Trust Series C 6.875%	31,800	$760,974
Kilroy Realty Corp. Series G 6.875%	21,575	529,235
Series H 6.375%	2,000	46,500
Kimco Realty Corp. Series I 6.00%	19,850	450,595
Series K 5.625%	12,000	256,800
National Retail Properties, Inc. Series D 6.625%	21,000	509,040
Series E 5.70%	44,975	941,776
Public Storage Series W 5.20%	18,400	386,768
Series X 5.20%	1,000	21,050
Sabra Health Care REIT, Inc. Series A 7.125%	145,600	3,482,752
Sovereign Real Estate Investment Trust 12.00%(a)	185	245,972
Vornado Realty Trust Series K 5.70%	10,800	234,576

		9,099,217

		28,379,072

Industrial – 0.1%
Basic – 0.1%
ArcelorMittal 6.00%	33,975	814,721

Utility – 0.0%
Electric – 0.0%
SCE Trust III 5.75%	12,025	307,840

Total Preferred Stocks (cost $28,121,358)		29,501,633

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	49

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.3%
Non-Agency Fixed Rate CMBS – 1.2%
Banc of America Commercial Mortgage Trust Series 2007-5, Class AM 5.772%, 2/10/51	U.S.$	2,877	$3,115,571
Banc of America Re-REMIC Trust Series 2009-UB1, Class A4B 5.602%, 6/24/50(a)		3,500	3,563,350
GS Mortgage Securities Trust Series 2006-GG6, Class AJ
5.579%, 4/10/38		1,484	1,514,359
Series 2011-GC5, Class C
5.308%, 8/10/44(a)		3,152	3,410,517
LB-UBS Commercial Mortgage Trust Series 2007-C2, Class AM 5.493%, 2/15/40		1,254	1,332,018
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class AJ 5.137%, 7/12/38		2,000	2,073,376
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, Class AM 5.818%, 5/15/46		400	442,658

			15,451,849

Non-Agency Floating Rate CMBS – 0.1%
COMM Mortgage Trust Series 2007-FL14, Class C 0.455%, 6/15/22(a)(j)		334	324,310
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.248%, 6/15/44(a)(i)		1,022	1,069,697

			1,394,007

Total Commercial Mortgage-Backed Securities (cost $13,294,064)			16,845,856

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 1.0%
United States – 1.0%
Buckeye OH Tobacco Settlement Fin Auth
Series 2007A-2
5.875%, 6/01/47		1,700	1,368,704

50	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

California GO
7.60%, 11/01/40	U.S.$	750	$1,055,468
7.95%, 3/01/36		1,915	2,253,630
Golden St Tobacco Securitization CA
Series 2007A-1
5.125%, 6/01/47		3,035	2,237,857
Illinois GO
7.35%, 7/01/35		1,915	2,235,475
Tobacco Settlement Auth IA
Series 2005C
5.625%, 6/01/46		1,920	1,525,114
Tobacco Settlement Fin Corp. MI
Series 2007A
6.00%, 6/01/48		1,630	1,331,840
Tobacco Settlement Fin Corp. NJ
Series 2007-1A 5.00%, 6/01/41		1,010	759,964
Tobacco Settlement Fin Corp. VA
Series 2007B1 5.00%, 6/01/47		1,095	756,733

Total Local Governments — Municipal Bonds (cost $13,473,602)			13,524,785

EMERGING MARKETS – TREASURIES – 1.0%
Costa Rica – 0.2%
Republic of Costa Rica
10.58%, 6/22/16(k)	CRC	1,025,000	1,971,433
11.13%, 3/28/18(k)		644,200	1,262,537

			3,233,970

Dominican Republic – 0.5%
Dominican Republic International Bond 16.00%, 7/10/20(k)	DOP	229,800	6,163,157

Indonesia – 0.2%
Indonesia - Recap Linked Note (JPMC) 9.50%, 5/17/41	IDR	27,844,000	2,632,275

Nigeria – 0.1%
Nigeria Government Bond Series 10YR 16.39%, 1/27/22	NGN	163,000	1,099,993

Total Emerging Markets – Treasuries (cost $14,610,779)			13,129,395

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	51

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.9%
Bahrain – 0.2%
Bahrain Government International Bond 6.125%, 8/01/23(a)	U.S.$	1,832	$1,992,300

Croatia – 0.3%
Croatia Government International Bond 6.625%, 7/14/20(a)		4,000	4,376,000

Romania – 0.1%
Romanian Government International Bond 4.88%, 1/22/24(a)		1,360	1,383,800

United Arab Emirates – 0.3%
Emirate of Dubai Government International Bonds 7.75%, 10/05/20(a)(b)		3,310	4,142,465

Total Governments – Sovereign Bonds (cost $10,480,209)			11,894,565

		Shares
COMMON STOCKS – 0.9%
American Media Operations, Inc.(d)(h)		19,908	119,448
Gallery Media(g)(h)(p)		591	856,950
Keystone Automotive Operations, Inc.(d)(g)(h)		106,736	1,288,308
Mt. Logan Re Ltd. (Preference Shares)(h)(p)^		6,850	7,416,324
Neenah Enterprises, Inc.(d)(g)(h)		58,200	354,438
New Cotai LLC(d)(h)		3	81,939
Travelport LLC(d)(h)		922,814	1,685,981
U.S. Shipping Corp.(d)(g)(h)		31,398	– 0	–

Total Common Stocks (cost $10,941,106)			11,803,388

		Principal Amount (000)
ASSET-BACKED SECURITIES – 0.8%
Home Equity Loans - Fixed Rate – 0.6%
Countrywide Asset-Backed Certificates Series 2005-7, Class AF5W 5.054%, 10/25/35	U.S.$	895	854,371

52	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CSAB Mortgage Backed Trust Series 2006-2, Class A6A 5.72%, 9/25/36	U.S.$	1,227	$929,076
GSAA Home Equity Trust Series 2005-12, Class AF5 5.659%, 9/25/35		1,800	1,572,602
Series 2006-10, Class AF3 5.985%, 6/25/36		1,533	886,128
Lehman XS Trust Series 2006-17, Class WF32 5.55%, 11/25/36		1,716	1,543,970
Series 2007-6, Class 3A5 5.72%, 5/25/37		646	668,334
Morgan Stanley Mortgage Loan Trust Series 2006-15XS, Class A3 5.988%, 11/25/36		1,555	905,504
Series 2007-8XS, Class A2 6.00%, 4/25/37		1,502	973,387

			8,333,372

Home Equity Loans - Floating Rate – 0.2%
GSAA Home Equity Trust Series 2006-6, Class AF4 5.491%, 3/25/36(j)		2,196	1,326,901
Series 2006-6, Class AF5 5.491%, 3/25/36(j)		814	491,552

			1,818,453

Total Asset-Backed Securities (cost $9,692,406)			10,151,825

GOVERNMENTS - SOVEREIGN AGENCIES – 0.7%
Ireland – 0.2%
Bank of Ireland Series E 10.00%, 7/30/16(a)	EUR	349	525,466
Series MPLE 2.054%, 9/22/15(j)	CAD	1,645	1,413,614

			1,939,080

Norway – 0.1%
Eksportfinans ASA 2.00%, 9/15/15	U.S.$	133	132,002
2.375%, 5/25/16		1,551	1,535,490

			1,667,492

Spain – 0.1%
Instituto de Credito Oficial Series E 4.53%, 3/17/16	CAD	1,300	1,212,616

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	53

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United Arab Emirates – 0.3%
Dubai Holding Commercial Operations MTN Ltd. 6.00%, 2/01/17	GBP	2,300	$4,036,137

Total Governments – Sovereign Agencies (cost $8,013,239)			8,855,325

WHOLE LOAN TRUSTS – 0.6%
Performing Asset – 0.6%
Aeroservicios Especializados 10.75%, 3/19/18(d)(g)	U.S.$	2,579	2,579,161
Alpha Credit Debt Fund LLC 15.00%, 12/31/17(d)(g)		2,625	2,625,000
Ede Del Este SA (DPP) 12.00%, 3/31/16(d)(g)		1,306	1,350,802
Ede Del Este SA (ITABO) 12.00%, 3/31/16(d)(g)		600	620,918

Total Whole Loan Trusts (cost $7,154,100)			7,175,881

QUASI-SOVEREIGNS – 0.5%
Quasi-Sovereign Bonds – 0.5%
Indonesia – 0.1%
Majapahit Holding BV
7.875%, 6/29/37(a)		699	770,647
8.00%, 8/07/19(a)		330	384,038

			1,154,685

Kazakhstan – 0.4%
KazMunayGas National Co. JSC
6.375%, 4/09/21(a)		2,450	2,670,500
7.00%, 5/05/20(a)		2,358	2,658,645

			5,329,145

Total Quasi-Sovereigns (cost $5,833,649)			6,483,830

LOCAL GOVERNMENTS - REGIONAL BONDS – 0.3%
Colombia – 0.3%
Bogota Distrito Capital 9.75%, 7/26/28(a) (cost $3,265,389)	COP	7,758,000	4,425,971

54	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

Company	National Amount (000)	U.S. $ Value

OPTIONS PURCHASED - PUTS – 0.0%
Options on Forward Contracts – 0.0%
EUR/USD Expiration: Apr 2014, Exercise Price: EUR 1.35(h)	137,195,000	$155,174

Swaptions – 0.0%
CDX NAHY.21 RTP Deutsche Bank AG (Buy Protection) Expiration: Apr 2014, Exercise Rate: 1.04%(h)	32,550	12,558
CDX NAHY.21 RTP Deutsche Bank AG (Buy Protection) Expiration: Jun 2014, Exercise Rate: 1.00%(h)	25,930	49,098
CDX NAHY.21 RTP Citibank, N.A. (Buy Protection) Expiration: May 2014, Exercise Rate: 1.05%(h)	16,350	50,026

		111,682

	Contracts
Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Apr 2014, Exercise Price: $ 167.00(h)(q)	1,415	9,198
SPDR S&P 500 ETF Trust Expiration: May 2014, Exercise Price: $ 165.00(h)(q)	700	20,300
SPDR S&P 500 ETF Trust Expiration: May 2014, Exercise Price: $ 174.00(h)(q)	700	50,400

		79,898

Total Options Purchased – Puts (premiums paid $643,071)		346,754

	Notional Amount (000)
OPTIONS PURCHASED - CALLS – 0.0%
Options on Forward Contracts – 0.0%
JPY/USD Expiration: Apr 2014, Exercise Price: JPY 105.00(h)	9,108,750,000	132,375

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	55

Portfolio of Investments

Company		Contracts	U.S. $ Value

Options on Indices – 0.0%
CBOE Volatility Index Expiration: Apr 2014, Exercise Price: $ 19.00(h)(q)		3,893	$107,058

Total Options Purchased – Calls (premiums paid $534,921)			239,433

		Shares
WARRANTS – 0.0%
Alion Science and Technology Corp., expiring 11/01/14(g)(h)(k)		900	– 0	–
Fairpoint Communications, Inc., expiring 1/24/18(d)(h)		9,725	292
iPayment Holdings, Inc., expiring 11/15/18(d)(g)(h)		1,142	– 0	–
Talon Equity Co. NV, expiring 11/24/15(d)(g)(h)		1,059	– 0	–

Total Warrants (cost $0)			292

SHORT-TERM INVESTMENTS – 1.5%
Investment Companies – 1.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(r) (cost $18,398,225)		18,398,225	18,398,225

		Principal Amount (000)
Time Deposits – 0.1%
BBH, Grand Cayman
0.001%, 4/01/14	CHF	20	22,270
0.278%, 4/01/14	CAD	426	385,272
4.10%, 4/01/14	ZAR	17	1,571
DNB Bank, Oslo 1.679%, 4/01/14	AUD	64	59,532
Wells Fargo, Grand Cayman
0.048%, 4/01/14	GBP	128	214,123
0.076%, 4/01/14	EUR	352	484,792

Total Time Deposits (cost $1,164,276)			1,167,560

Total Short-Term Investments (cost $19,562,501)			19,565,785

56	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

U.S. $ Value

Total Investments – 104.4% (cost $1,276,694,512)	$1,366,889,255
Other assets less liabilities – (4.4)%	(57,371,078)

Net Assets – 100.0%	$1,309,518,177

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	57

Portfolio of Investments

FUTURES (See Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 5 Yr (CBT) Futures	1,211	June 2014	$144,691,898	$144,052,234	$(639,664)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	4,951	IDR	59,360,350	4/11/14	$307,786
Barclays Bank PLC	USD	12,948	MYR	42,857	4/25/14	205,222
Barclays Bank PLC	USD	2,341	HUF	531,235	4/30/14	36,374
BNP Paribas SA	CAD	5,868	USD	5,290	4/10/14	(16,239)
BNP Paribas SA	USD	4,838	IDR	58,443,938	4/11/14	339,043
BNP Paribas SA	USD	13,349	AUD	14,481	4/17/14	67,479
BNP Paribas SA	USD	6,478	PEN	18,254	4/21/14	(1,809)
Brown Brothers Harriman & Co.	USD	489	CAD	542	4/10/14	1,423
Brown Brothers Harriman & Co.	EUR	69,017	USD	95,735	4/24/14	658,632
Brown Brothers Harriman & Co.	EUR	139	USD	191	4/24/14	(595)
Brown Brothers Harriman & Co.	USD	1,649	EUR	1,200	4/24/14	3,644
Brown Brothers Harriman & Co.	USD	725	EUR	520	4/24/14	(8,306)
Citibank, N.A.	AUD	18,100	USD	16,190	4/17/14	(577,905)
Credit Suisse International	PLN	79,171	USD	26,061	4/03/14	(119,787)
Deutsche Bank AG	USD	9,862	TRY	22,026	5/15/14	296,248
Goldman Sachs Bank USA	BRL	45,073	USD	19,917	4/02/14	52,668
Goldman Sachs Bank USA	USD	18,473	BRL	45,073	4/02/14	1,391,310
Goldman Sachs Bank USA	USD	1,276	RUB	46,419	4/25/14	37,320
Goldman Sachs Bank USA	BRL	3,013	USD	1,317	5/05/14	648
HSBC Bank USA	BRL	45,073	USD	19,403	4/02/14	(461,766)
HSBC Bank USA	USD	19,917	BRL	45,073	4/02/14	(52,668)
HSBC Bank USA	USD	19,252	BRL	45,073	5/05/14	442,261
Morgan Stanley Capital Services LLC	IDR	40,395,670	USD	3,305	4/11/14	(273,936)
Morgan Stanley Capital Services LLC	USD	6,534	PEN	18,432	4/21/14	4,875
Morgan Stanley Capital Services LLC	USD	958	RUB	34,996	4/25/14	32,088
Northern Trust Co.	GBP	19,774	USD	32,867	5/08/14	(89,163)
Royal Bank of Scotland PLC	COP	7,204,138	USD	3,541	4/11/14	(109,862)
Royal Bank of Scotland PLC	RUB	178,445	USD	4,854	4/25/14	(195,916)
Royal Bank of Scotland PLC	GBP	185	USD	307	5/08/14	(1,645)
Royal Bank of Scotland PLC	USD	5,212	COP	10,404,238	5/15/14	48,442
Royal Bank of Scotland PLC	USD	3,348	ZAR	36,014	5/15/14	49,747

58	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Standard Chartered Bank	IDR	77,408,619	USD	6,743	4/11/14	$(114,533)
Standard Chartered Bank	BRL	11,170	USD	4,508	5/05/14	(372,256)
Standard Chartered Bank	USD	6,670	IDR	77,408,619	6/11/14	154,872

						$1,733,696

CALL OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Premiums Received	Expiration Month	U.S. $ Value
Call – CBOE Volatility Index (p)	3,893	$23.00	$198,389	April 2014	$(48,663)

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Premiums Received	Expiration Month	U.S. $ Value
Put – CBOE Volatility Index (p)	1,622	$14.00	$63,194	April 2014	$(44,605)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counter- party	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
Put – CDX NAHY-21 5 Year Index	Citibank, N.A.	Sell	102.00%	5/21/14	$32,700	$68,670	$(48,650)
Put – CDX NAHY-21 5 Year Index	Deutsche Bank AG	Sell	101.00%	4/16/14	65,100	78,120	(7,390)
Put – CDX NAIG-21 5 Year Index	Deutsche Bank AG	Sell	100.00%	6/18/14	115,150	80,605	(43,963)

						$227,395	$(100,003)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2014	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc./(INTRCONX):
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)%	3.08%	$1,938	$(154,846)	$	– 0	–
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)	3.08	1,359	(110,849)		(2,265)
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)	3.08	2,340	(189,936)		(13,208)
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)	3.08	1,885	(153,004)		(10,452)

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	59

Portfolio of Investments

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2014	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)%	3.08%	$1,641	$(133,199)	$(9,263)
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)	3.08	1,322	(107,306)	(7,330)
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)	3.08	1,151	(93,426)	(6,052)
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)	3.08	807	(65,504)	(4,243)
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)	3.08	847	(68,751)	(4,232)
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)	3.08	775	(62,907)	(4,201)
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)	3.08	780	(63,312)	(3,897)
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)	3.08	594	(48,215)	(2,968)
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)	3.08	544	(44,156)	(2,948)
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)	3.08	547	(44,400)	(2,733)
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)	3.08	775	(62,907)	(1,788)
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)	3.08	544	(44,156)	(1,255)
Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX):
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	5.00	3.08	14,748	1,197,088	183,841
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	5.00	3.08	10,342	839,455	191,764
CDX-NAIG Series 20, 5 Year Index, 6/20/18*	1.00	0.53	3,580	70,159	37,677
CDX-NAIG Series 20, 5 Year Index, 6/20/18*	1.00	0.53	7,150	140,124	80,765
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAHY Series 22, 5 Year Index, 6/20/19*	5.00	3.33	3,506	268,092	5,843
CDX-NAHY Series 21, 5 Year Index, 6/20/19*	5.00	3.33	1,500	114,198	3,522
CDX-NAHY Series 22, 5 Year Index, 6/20/19*	5.00	3.33	3,700	281,687	21,014
CDX-NAHY Series 22, 5 Year Index, 6/20/19*	5.00	3.33	1,500	114,198	8,482
CDX-NAHY Series 22, 5 Year Index, 6/20/19*	5.00	3.33	1,500	114,197	7,546
CDX-NAHY Series 22, 5 Year Index, 6/20/19*	5.00	3.33	2,200	167,490	11,754
CDX-NAHY Series 21, 5 Year Index, 6/20/19*	5.00	3.33	2,200	167,490	12,495

60	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2014	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 21, 5 Year Index, 6/20/19*	5.00%	3.33%	$1,330	$101,255	$6,691

				$2,128,559	$494,559

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(LCH Clearnet)	$135,510	11/07/18	1.53%	3 Month LIBOR	$113,170
Morgan Stanley & Co., LLC/(LCH Clearnet)	13,730	3/31/19	1.81	3 Month LIBOR	319

					$113,489

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, N.A.:
Russian Federation, 7.50%, 3/31/30, 3/20/19*	(1.00)%	2.10%	$4,370	$221,531	$232,324	$(10,793)
Barclays Bank PLC:
Beazer Homes USA, Inc., 9.125%, 6/15/18, 3/20/17*	(5.00)	1.80	3,739	(345,237)	(321,732)	(23,505)
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 3/20/17*	(5.00)	2.73	3,505	(227,329)	(215,561)	(11,768)
Citibank, N.A.:
Bombardier, Inc., 7.45%, 5/01/34, 3/20/17*	(5.00)	1.21	1,959	(211,746)	(208,481)	(3,265)
Bombardier, Inc., 7.45%, 5/01/34, 3/20/17*	(5.00)	1.21	1,971	(217,178)	(203,145)	(14,033)
United States Steel Corp., 6.65%, 6/01/37, 3/20/17*	(5.00)	1.64	3,643	(344,754)	(291,883)	(52,871)
Credit Suisse International:
Alcatel-Lucent USA, Inc., 6.50%, 1/15/28, 12/20/18*	(5.00)	2.96	200	(17,356)	(12,555)	(4,801)

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	61

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2014	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Alcatel-Lucent USA, Inc., 6.50%, 1/15/28, 12/20/18*	(5.00)%	2.96%		$150	$(13,017)	$(7,335)	$(5,682)
Alcatel-Lucent USA, Inc., 6.50%, 1/15/28, 12/20/18*	(5.00)	2.96		400	(34,713)	(24,251)	(10,462)
Western Union Co., 3.65%, 8/22/18, 3/20/17*	(1.00)	0.73		1,965	(13,930)	(7,456)	(6,474)
Goldman Sachs Bank USA:
Community Health Systems, Inc., 8.00%, 11/15/19, 3/20/17*	(5.00)	1.46		3,895	(400,235)	(373,509)	(26,726)
Dell, Inc., 7.10%, 4/15/28, 3/20/17*	(1.00)	1.63		3,540	75,161	83,731	(8,570)
First Data Corp., 12.625%, 1/15/21, 3/20/17*	(5.00)	2.33		3,664	(277,381)	(273,155)	(4,226)
Jones Group, Inc., 6.875%, 3/15/19, 3/20/17*	(5.00)	2.21		3,634	(283,767)	(313,807)	30,040
Newmont Mining Corp., 5.875%, 4/01/35, 3/20/17*	(1.00)	0.79		3,930	(19,160)	(21,827)	2,667
Morgan Stanley Capital Services LLC:
AK Steel Corp., 7.625%, 5/15/20, 9/20/15*	(5.00)	1.53		743	(36,192)	35,241	(71,433)
AK Steel Corp., 7.625%, 5/15/20, 9/20/15*	(5.00)	1.53		2,581	(125,378)	161,462	(286,840)
Cooper Tire & Rubber Co., 7.625%, 3/15/27, 9/20/18*	(5.00)	2.37		410	(45,072)	(13,988)	(31,084)
Fiat Finance North America, Inc., 5.625%, 6/12/17, 3/20/19*	(5.00)	2.70	EUR	1,412	(205,580)	(145,264)	(60,316)
Fiat Finance North America, Inc., 5.6 25%, 6/12/17, 3/20/19*	(5.00)	2.70		1,498	(218,102)	(137,130)	(80,972)
UBS AG:
Alcatel-Lucent USA, Inc., 6.50%, 1/15/28, 9/20/18*	(5.00)	2.77		$130	(11,951)	3,963	(15,914)

62	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2014	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Alcatel-Lucent USA, Inc., 6.50%, 1/15/28, 9/20/18*	(5.00)%	2.77%		$200	$(18,386)	$6,094	$(24,480)
Sale Contracts
Bank of America, N.A.:
Sanmina-SCI Corp., 8.125%, 3/01/16, 6/20/17*	5.00	1.22		1,900	230,650	(69,588)	300,238
Barclays Bank PLC:
AK Steel Corp., 7.625%, 5/15/20, 6/20/17*	5.00	4.21		1,270	32,014	(102,871)	134,885
Beazer Homes USA, Inc., 9.125%, 6/15/18, 3/20/19*	5.00	3.66		2,546	150,940	134,006	16,934
Freescale Semiconductor, Inc., 8.875%, 12/15/14, 6/20/16*	5.00	0.72		1,420	137,756	(23,529)	161,285
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 12/20/18*	5.00	4.37		2,547	66,124	60,276	5,848
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	1.75		246	32,742	13,412	19,330
NXP BV, 0.00%, 10/15/13, 3/20/16*	5.00	0.60		1,350	118,347	48,088	70,259
NXP BV, 0.00%, 10/15/13, 3/20/18*	5.00	1.38	EUR	412	79,442	22,495	56,947
Citibank, N.A.:
Bombardier, Inc., 7.45%, 5/01/34, 3/20/19*	5.00	2.67		$1,311	139,406	132,371	7,035
Bombardier, Inc., 7.45%, 5/01/34, 3/20/19*	5.00	2.67		1,309	137,141	134,959	2,182
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	1.75		325	43,258	18,224	25,034
United States Steel Corp., 6.650%, 6/01/37, 3/20/19*	5.00	3.73		2,620	145,586	86,711	58,875

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	63

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2014	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International:
American Axle & Manufacturing, Inc., 7.875%, 3/01/17, 6/20/18*	5.00%	2.19%		$2,090	$238,924	$34,941	$203,983
Avis Budget Car Rental LLC, 8.25%, 1/15/19, 9/20/18*	5.00	1.61		204	29,624	16,288	13,336
Avis Budget Car Rental LLC, 8.25%, 1/15/19, 9/20/18*	5.00	1.61		196	28,462	16,501	11,961
Levi Strauss & Co., 7.625%, 5/15/20, 12/20/17*	5.00	0.99		1,330	193,815	(9,575)	203,390
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	1.75		119	15,839	6,948	8,891
Western Union Co., 3.65%, 8/22/18, 3/20/19*	1.00	1.66		1,309	(42,437)	(44,780)	2,343
Wind Acquisition Finance SA, 11.00%, 12/01/15, 6/20/16*	5.00	1.56		3,300	254,982	96,252	158,730
Deutsche Bank AG:
HCA, Inc., 8.00%, 10/01/18, 3/20/19*	5.00	1.90		237	34,242	34,442	(200)
Goldman Sachs Bank USA:
American Axle & Manufacturing, Inc., 7.875%, 3/01/17, 6/20/18*	5.00	2.19		1,509	172,506	18,269	154,237
CDX-NAIG Series 9 10 Year Index, 12/20/17*	5.00	3.19		300	20,037	(34,000)	54,037
Chesapeake Energy Corp., 6.625%, 8/15/20, 6/20/17*	5.00	1.17		2,100	256,932	(95,623)	352,555
Community Health Systems, Inc., 8.00%, 11/15/19, 3/20/19*	5.00	2.94		2,620	242,185	217,511	24,674
ConvaTec Healthcare E SA, 10.875%, 12/15/18, 6/20/17*	5.00	1.43	EUR	1,440	227,527	(188,378)	415,905
Dell, Inc., 7.10%, 4/15/28, 3/20/19*	1.00	3.47		$2,620	(296,235)	(293,506)	(2,729)
First Data Corp., 12.625%, 1/15/21, 3/20/19*	5.00	4.47		2,620	58,464	64,527	(6,063)
HCA, Inc., 8.00%, 10/01/18, 3/20/19*	5.00	1.90		1,963	283,618	277,606	6,012
Jones Group, Inc., 6.875%, 3/15/19, 3/20/19*	5.00	4.63		2,620	36,825	86,711	(49,886)
KB Home, 6.25%, 6/15/15, 6/20/17*	5.00	1.55		1,250	137,564	(85,947)	223,511

64	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Newmont Mining Corp., 5.875%, 4/01/35, 3/20/19*	1.00%	1.93%	$2,620	$(118,588)	$(98,868)	$(19,720)
Morgan Stanley Capital Services LLC:
AK Steel Corp., 7.625%, 5/15/20, 3/20/16*	5.00	7.55	1,350	(65,940)	13,295	(79,235)
AK Steel Corp., 7.625%, 5/15/20, 9/20/18*	5.00	5.32	3,128	(39,837)	(676,476)	636,639
AK Steel Corp., 7.625%, 5/15/20, 9/20/18*	5.00	5.32	399	(5,082)	(77,615)	72,533
UBS AG:
Levi Strauss & Co., 8.875%, 4/01/16, 6/20/17*	5.00	0.78	1,900	259,179	(73,756)	332,935

				$466,240	$(2,388,943)	$2,855,183

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Principal Amount (000’s)	Currency	Interest Rate		Maturity	U.S. $ Value at March 31, 2014
Barclays Capital, Inc.†	1,028	USD	(1.50	)%*	—	$1,026,901
Barclays Capital, Inc.†	507	USD	(1.25	)%*	—	506,489
Barclays Capital, Inc.†	2,288	USD	(1.00	)%*	—	2,279,729
Barclays Capital, Inc.†	988	USD	(0.51	)%*	—	987,750
Barclays Capital, Inc.†	2,659	USD	(0.50	)%*	—	2,657,554
Barclays Capital, Inc.†	636	USD	(0.38	)%*	—	636,058
Barclays Capital, Inc.†	2,246	USD	(0.25	)%*	—	2,244,194
Barclays Capital, Inc.†	315	USD	(0.25	)%*	—	314,985
Barclays Capital, Inc.†	2,424	USD	(0.25	)%*	—	2,423,262
Barclays Capital, Inc.	1,278	USD	(0.20	)%*	4/02/14	1,277,794
Barclays Capital, Inc.†	483	USD	(0.15	)%*	—	482,504
Barclays Capital, Inc.†	1,092	USD	(0.15	)%*	—	1,091,559
Barclays Capital, Inc.†	2,914	USD	(0.15	)%*	—	2,913,648
Barclays Capital, Inc.†	1,315	USD	(0.10	)%*	—	1,314,282
Barclays Capital, Inc.†	1,050	USD	(0.05	)%*	—	1,049,651
Barclays Capital, Inc.	932	USD	0.00%		4/02/14	931,500
Barclays Capital, Inc.†	729	USD	(0.25	)%*	—	728,875
Barclays Capital, Inc.†	2,648	USD	0.00%		—	2,648,468
Barclays Capital, Inc.†	1,900	USD	0.00%		—	1,899,750
Credit Suisse Securities (USA) LLC†	725	USD	(2.75	)%*	—	724,445
Credit Suisse Securities (USA) LLC†	381	USD	(2.00	)%*	—	380,604
Credit Suisse Securities (USA) LLC†	1,389	USD	(1.50	)%*	—	1,387,211
Credit Suisse Securities (USA) LLC†	560	USD	(1.00	)%*	—	558,956
Credit Suisse Securities (USA) LLC†	526	USD	(1.00	)%*	—	525,578
Credit Suisse Securities (USA) LLC†	2,033	EUR	(0.75	)%*	—	2,798,078
Credit Suisse Securities (USA) LLC†	747	EUR	(0.50	)%*	—	1,028,446

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	65

Portfolio of Investments

Broker	Principal Amount (000’s)	Currency	Interest Rate		Maturity	U.S. $ Value at March 31, 2014
Credit Suisse Securities (USA) LLC†	428	EUR	(0.50	)%*	—	$588,936
Credit Suisse Securities (USA) LLC†	2,994	USD	(0.50	)%*	—	2,993,122
Credit Suisse Securities (USA) LLC†	4,216	USD	(0.50	)%*	—	4,215,282
Credit Suisse Securities (USA) LLC†	1,085	GBP	(0.25	)%*	—	1,808,287
Credit Suisse Securities (USA) LLC†	626	EUR	(0.25	)%*	—	861,485
Credit Suisse Securities (USA) LLC†	2,368	USD	(0.25	)%*	—	2,366,464
Credit Suisse Securities (USA) LLC†	586	USD	(0.25	)%*	—	585,700
Credit Suisse Securities (USA) LLC†	1,245	USD	(0.25	)%*	—	1,244,572
Credit Suisse Securities (USA) LLC†	2,478	USD	(0.15	)%*	—	2,477,990
Credit Suisse Securities (USA) LLC†	1,116	USD	(0.15	)%*	—	1,115,625
Credit Suisse Securities (USA) LLC†	1,528	USD	(0.15	)%*	—	1,527,546
Credit Suisse Securities (USA) LLC†	1,716	USD	(0.10	)%*	—	1,715,743
Credit Suisse Securities (USA) LLC†	573	USD	0.00%		—	572,750
Credit Suisse Securities (USA) LLC†	1,994	USD	0.00%		—	1,993,625
Credit Suisse Securities (USA) LLC†	1,798	USD	0.00%		—	1,797,510
Credit Suisse Securities (USA) LLC†	1,384	USD	0.00%		—	1,383,750
Credit Suisse Securities (USA) LLC†	3,532	USD	0.00%		—	3,531,700
Credit Suisse Securities (USA) LLC†	5,188	USD	0.00%		—	5,188,125
Credit Suisse Securities (USA) LLC†	1,673	USD	0.00%		—	1,672,620
Credit Suisse Securities (USA) LLC†	840	USD	0.00%		—	839,790
Credit Suisse Securities (USA) LLC†	481	USD	0.00%		—	480,781
Credit Suisse Securities (USA) LLC†	1,186	USD	0.06%		—	1,186,135
Credit Suisse Securities (USA) LLC†	443	USD	0.06%		—	443,001
Credit Suisse Securities (USA) LLC†	236	USD	0.00%		—	236,497
Deutsche Bank Securities, Inc.†	87	USD	(1.25	)%*	—	87,294
Deutsche Bank Securities, Inc.†	1,591	USD	(0.10	)%*	—	1,591,167
Deutsche Bank Securities, Inc.†	2,550	USD	0.00%		—	2,550,000
Deutsche Bank Securities, Inc.†	3,588	USD	0.05%		—	3,588,484
ING Bank NV†	644	USD	(0.25	)%*	—	643,672
JPMorgan Chase Bank, NA†	518	USD	(0.25	)%*	—	517,335
JPMorgan Chase Bank, NA†	546	USD	(0.25	)%*	—	546,223
JPMorgan Chase Bank, NA†	1,256	USD	(0.25	)%*	—	1,256,215

						$86,425,697

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on March 31, 2014

*	Interest payment due from counterparty.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2014, the aggregate market value of these securities amounted to $506,961,522 or 38.7% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $85,165,361.

(c)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2014.

(d)	Illiquid security.

(e)	Security is in default and is non-income producing.

(f)	Defaulted.

(g)	Fair valued by the Adviser.

(h)	Non-income producing security.

66	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

(i)	Variable rate coupon, rate shown as of March 31, 2014.

(j)	Floating Rate Security. Stated interest rate was in effect at March 31, 2014.

(k)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.88% of net assets as of March 31, 2014, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost			Market Value			Percentage of Net Assets
Alion Science and Technology Corp. 0.0%, 3/15/17	6/20/10	$	– 0	–	$	– 0	–	0.00%
Dominican Republic International Bond 16.00%, 7/10/20	8/13/10		6,454,190			6,163,157		0.47%
European Media Capital SA 10.00%, 2/01/15	8/18/20		1,435,027			1,435,027		0.11%
European Media Capital SA 10.00%, 2/01/15	8/18/20		139,198			139,198		0.01%
IIRSA Norte Finance Ltd. 8.75%, 5/30/24	8/11/06		478,068			545,718		0.04%
Republic of Costa Rica 10.58%, 6/22/16	6/22/16		2,126,148			1,971,433		0.15%
Republic of Costa Rica 11.13%, 3/28/18	3/28/18		1,368,028			1,262,537		0.10%

(l)	IO - Interest Only

(m)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps. The market value of the collateral amounted to $6,901,033.

(n)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $697,208.

(o)	This position or a portion of this position represents an unsettled loan purchase. At March 31, 2014, the market value and unrealized gain of these unsettled loan purchases amounted to $4,502,689 and $1,933, respectively. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a spread which was determined at the time of purchase.

(p)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost			Market Value	Percentage of Net Assets
Gallery Media	9/03/10	$	– 0	–	$856,950	0.07%
Mt. Logan Re (Preference Shares)	7/01/13		6,850,000		7,416,324	0.57%

(q)	One contract relates to 100 shares.

(r)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

^	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.

^^	Principal amount less than 500.

The Fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of March 31, 2014, the Fund’s total exposure to subprime investments was 7.36% of net assets. These investments are valued in accordance with the Fund’s Valuation Policies (see Note A for additional details).

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	67

Portfolio of Investments

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

COP – Colombian Peso

CRC – Costa Rican Colon

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

JPY – Japanese Yen

MYR – Malaysian Ringgit

NGN – Nigerian Naira

PEN – Peruvian Nuevo Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

TRY – Turkish Lira

USD – United States Dollar

ZAR – South African Rand

Glossary:

CBOE – Chicago Board Options Exchange

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

ETF – Exchange Traded Fund

GO – General Obligation

INTRCONX – Inter-Continental Exchange

JSC – Joint Stock Company

JSFC – Joint Stock Financial Corporation

LCH – London Clearing House

LIBOR – London Interbank Offered Rates

MTN – Medium Term Note

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

RTP – Right to Pay

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

68	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2014

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,258,296,287)	$1,348,491,030
Affiliated issuers (cost $18,398,225)	18,398,225
Cash	1,008,425
Due from broker	2,446,856	(a)
Foreign currencies, at value (cost $44,671)	44,843
Dividends and interest receivable	24,470,364
Receivable for investment securities sold	12,354,646
Unrealized appreciation of forward currency exchange contracts	4,130,082
Unrealized appreciation of credit default swaps	3,767,231
Upfront premiums paid on credit default swaps	2,056,648
Receivable for newly entered credit default swaps	480,671
Receivable for variation margin on centrally cleared credit default swaps	192,699
Receivable for variation margin on futures	75,688

Total assets	1,417,917,408

Liabilities
Payable for reverse repurchase agreements	86,425,697
Payable for investment securities purchased.	11,491,634
Upfront premiums received on credit default swaps	4,445,591
Unrealized depreciation of forward currency exchange contracts	2,396,386
Payable for newly entered credit default swaps	886,709
Advisory fee payable	995,454
Unrealized depreciation of credit default swaps	912,048
Cash collateral received from broker	300,000
Options written, at value (premiums received $488,978)	193,271
Payable for variation margin on centrally cleared interest rate swaps	46,052
Administrative fee payable	24,644
Accrued expenses and other liabilities	281,745

Total Liabilities	108,399,231

Net Assets	$1,309,518,177

Composition of Net Assets
Capital stock, at par	$862,297
Additional paid-in capital	1,195,922,732
Undistributed net investment income	1,748,970
Accumulated net realized gain on investment and foreign currency transactions	15,956,879
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	95,027,299

	$1,309,518,177

Net Asset Value Per Share—100 million shares of capital stock authorized, $0.01 par value (based on 86,229,677 shares outstanding)	$15.19

(a)	Represents amount on deposit at the broker as collateral for open derivative contracts.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	69

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended March 31, 2014

Investment Income
Interest (net of foreign taxes withheld of $8,979)	$107,895,041
Dividends
Unaffiliated issuers	2,845,775
Affiliated issuers	14,472
Other fee income	179,063	$110,934,351

Expenses
Advisory fee (see Note B)	11,875,548
Custodian	291,985
Printing	193,271
Audit	94,763
Administrative	87,947
Registration fees	76,177
Directors’ fees	59,159
Transfer agency	42,526
Legal	31,041
Miscellaneous	77,034

Total expenses before interest expense	12,829,451
Interest expense	138,402

Total expenses		12,967,853

Net investment income		97,966,498

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		17,466,588
Swaps		16,992,899
Futures		(1,337,151)
Options written		4,267,860
Foreign currency transactions		(4,592,701)
Net change in unrealized appreciation/depreciation of:
Investments		(30,808,946)
Swaps		(4,944,840)
Futures		(1,007,185)
Options written		125,215
Foreign currency denominated assets and liabilities		(1,576,726)

Net loss on investment and foreign currency transactions		(5,414,987)

Net Increase in Net Assets from Operations		$92,551,511

See notes to financial statements.

70	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2014	Year Ended March 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$97,966,498	$104,109,512
Net realized gain on investment and foreign currency transactions	32,797,495	33,265,474
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(38,212,482)	62,308,413

Net increase in net assets from operations	92,551,511	199,683,399
Dividends and Distributions to Shareholders from
Net investment income	(111,966,291)	(117,708,724)
Net realized gain on investment and foreign currency transactions	(24,549,589)	(6,067,305)
Capital Stock Transactions
Net increase	1,240,125	9,130,875

Total increase (decrease)	(42,724,244)	85,038,245
Net Assets
Beginning of period	1,352,242,421	1,267,204,176

End of period (including undistributed net investment income of $1,748,970 and $ 13,031,632, respectively)	$1,309,518,177	$1,352,242,421

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	71

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Year Ended March 31, 2014

Net increase in net assets from operations		$92,551,511
Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Decrease in interest and dividends receivable	$2,950,368
Increase in receivable for investment securities sold and newly entered credit default swaps.	(12,302,798)
Net accretion of bond discount and amortization of bond premium.	(5,276,522)
Inflation index adjustment	(291,930)
Decrease in payable for investment securities purchased and newly entered credit default swaps	(1,196,065)
Decrease in accrued expenses	(235,606)
Increase in due from broker	(681,189)
Purchases of long-term investments	(518,292,273)
Purchases of short-term investments	(1,804,605)
Proceeds from disposition of long-term investments	614,371,896
Proceeds from disposition of short-term investments, net.	2,287,598
Proceeds on swap contracts, net	12,499,329
Proceeds from written options, net	4,563,988
Payments for futures settlements	(1,337,151)
Variation margin paid on futures	(1,256,060)
Variation margin received on centrally cleared swaps	461,401
Increase in cash collateral received from broker	300,000
Net realized gain on investment and foreign currency transactions	(32,797,495)
Net change in unrealized appreciation/ depreciation of investments and foreign currency denominated assets and liabilities	38,212,482

Total adjustments		100,175,368

Net increase in cash from operating activities		$192,726,879

Financing Activities:
Cash dividends paid (net of dividend reinvestments)	(135,275,755)
Decrease in reverse repurchase agreements	(60,944,035)

Net decrease in cash from financing activities		(196,219,790)
Effect of exchange rate on cash.		(1,951,117)

Net decrease in cash		(5,444,028)
Cash at beginning of period		6,497,296

Cash at end of period.		$1,053,268

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its substantial investments in Level 3 securities throughout the period.

See notes to financial statements.

72	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

March 31, 2014

NOTE A

Significant Accounting Policies

AllianceBernstein Global High Income Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on May 20, 1993 and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	73

Notes to Financial Statements

adjust, on a daily basis, a recently obtained quoted price on a security; swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates,

74	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	75

Notes to Financial Statements

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2014:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grades	$	– 0	–	$783,176,443		$9,271,368	#	$792,447,811
Corporates – Investment Grades		– 0	–	100,000,052		742,459		100,742,511
Collateralized Mortgage Obligations		– 0	–	– 0	–	87,760,684		87,760,684
Governments – Treasuries		– 0	–	74,784,140		– 0	–	74,784,140
Bank Loans		– 0	–	– 0	–	62,922,237		62,922,237
Emerging Markets – Corporate Bonds		– 0	–	50,326,816		1,574,225		51,901,041
Emerging Markets – Sovereigns		– 0	–	42,386,113		– 0	–	42,386,113
Preferred Stocks		27,081,750		2,419,883		– 0	–	29,501,633
Commercial Mortgage-Backed Securities		– 0	–	– 0	–	16,845,856		16,845,856
Local Governments – Municipal Bonds		– 0	–	13,524,785		– 0	–	13,524,785
Emerging Markets – Treasuries		– 0	–	3,732,268		9,397,127		13,129,395
Governments – Sovereign Bonds		– 0	–	11,894,565		– 0	–	11,894,565
Common Stocks		– 0	–	– 0	–	11,803,388	#	11,803,388
Asset-Backed Securities		– 0	–	– 0	–	10,151,825		10,151,825
Governments – Sovereign Agencies		– 0	–	8,855,325		– 0	–	8,855,325
Whole Loan Trusts		– 0	–	– 0	–	7,175,881		7,175,881
Quasi-Sovereigns		– 0	–	6,483,830		– 0	–	6,483,830
Local Governments – Regional Bonds		– 0	–	4,425,971		– 0	–	4,425,971

76	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

Investments in Securities	Level 1			Level 2		Level 3			Total
Options Purchased – Puts	$	– 0	–	$346,754		$	– 0	–	$346,754
Options Purchased – Calls		– 0	–	239,433			– 0	–	239,433
Warrants		292		– 0	–		– 0	–#	292
Short-Term Investments:
Investment Companies		18,398,225		– 0	–		– 0	–	18,398,225
Time Deposits		– 0	–	1,167,560			– 0	–	1,167,560

Total Investments in Securities		45,480,267		1,103,763,938			217,645,050		1,366,889,255
Other Financial Instruments*:
Assets
Credit Default Swaps		– 0	–	3,767,231			– 0	–	3,767,231
Centrally Cleared Credit Default Swaps		– 0	–	571,394			– 0	–	571,394 †
Centrally Cleared Interest Rate Swaps		– 0	–	113,489			– 0	–	113,489 †
Forward Currency Exchange Contracts		– 0	–	4,130,082			– 0	–	4,130,082
Liabilities
Credit Default Swaps		– 0	–	(912,048)			– 0	–	(912,048)
Centrally Cleared Credit Default Swaps		– 0	–	(76,835)			– 0	–	(76,835)†
Futures		(639,664)		– 0	–		– 0	–	(639,664)†
Forward Currency Exchange Contracts		– 0	–	(2,396,386)			– 0	–	(2,396,386)
Put Options Written		– 0	–	(44,605)			– 0	–	(44,605)
Call Options Written		– 0	–	(48,663)			– 0	–	(48,663)
Credit Default Swaptions Written		– 0	–	(100,003)			– 0	–	(100,003)

Total^		$44,840,603		$1,108,767,594			$217,645,050		$1,371,253,247

#	The Fund held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written and swaptions which are valued at market value.

†	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

^	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	77

Notes to Financial Statements

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grades#		Corporates - Investment Grades		Collateralized Mortgage Obligations		Bank Loans
Balance as of 3/31/13	$8,076,700		$ – 0	–	$89,505,183			$45,160,948
Accrued discounts/ (premiums)	369,033		470		943,758			342,144
Realized gain (loss)	(2,004,528)		87,176		1,203,243			552,373
Change in unrealized appreciation/depreciation	2,499,282		(32,123)		1,682,528			(150,822)
Purchases	4,612,211		703,080		11,018,824			43,440,541
Sales/Paydowns	(4,736,967)		(948,176)		(16,592,852)			(26,422,947)
Reclassification	455,637		932,032		– 0	–		– 0	–
Transfers into Level 3	– 0	–	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–		– 0	–

Balance as of 3/31/14	$9,271,368		$742,459		$87,760,684			$62,922,237

Net change in unrealized appreciation/depreciation from investments held as of 3/31/14**	$(172,727)		$38,910		$1,982,375			$569,059

	Emerging Markets - Corporate Bonds		Commercial Mortgage- Backed Securities		Emerging Markets - Treasuries		Governments - Sovereign Bonds
Balance as of 3/31/13	$1,387,669		$39,622,438		$14,464,410			$2,061,366
Accrued discounts/ (premiums)	– 0	–	135,902		(68,127)			51,324
Realized gain (loss)	– 0	–	3,896,304		– 0	–		(275,382)
Change in unrealized appreciation/depreciation	62,703		(4,742,860)		(1,091,397)			6,118
Purchases	– 0	–	– 0	–	– 0	–		– 0	–
Sales/Paydowns	– 0	–	(22,065,928)		– 0	–		(1,843,426)
Reclassification	(1,387,669)		– 0	–	– 0	–		– 0	–
Transfers into Level 3	1,511,522		– 0	–	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–	(3,907,759)			– 0	–

Balance as of 3/31/14	$1,574,225		$16,845,856		$9,397,127		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 3/31/14**	$62,703		$(315,498)		$(1,091,397)		$	– 0	–

78	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

	Common Stocks#		Asset- Backed Securities		Whole Loan Trusts			Warrants#
Balance as of 3/31/13	$3,419,181		$11,359,557		$	– 0	–		$56,160
Accrued discounts/ (premiums)	– 0	–	193,093			(5,225)			– 0	–
Realized gain (loss)	(368,838)		225,190			(5,317)			5,400
Change in unrealized appreciation/depreciation	1,338,085		(504,175)			21,781			(56,160)
Purchases	8,353,037		– 0	–		7,374,751			– 0	–
Sales/Paydowns	(938,077)		(1,121,840)			(210,109)			(5,400)
Reclassification	– 0	–	– 0	–		– 0	–		– 0	–
Transfers into Level 3	– 0	–	– 0	–		– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–		– 0	–		– 0	–

Balance as of 3/31/14	$11,803,388		$10,151,825			$7,175,881		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 3/31/14**	$1,107,262		$(395,065)			$21,781		$	– 0	–

	Total
Balance as of 3/31/13	$215,113,612
Accrued discounts/ (premiums)	1,962,372
Realized gain (loss)	3,315,621
Change in unrealized appreciation/ depreciation	(967,040)
Purchases	75,502,444
Sales/Paydowns	(74,885,722)
Reclassification	– 0	–
Transfers into Level 3	1,511,522
Transfers out of Level 3	(3,907,759)

Balance as of 3/31/14	$217,645,050	+

Net change in unrealized appreciation/depreciation from investments held as of 3/31/14**	$1,807,403

#	The Fund held securities with zero market value during the reporting period.

+	There were di minimis transfers under 1% of net assets during the reporting period.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	79

Notes to Financial Statements

The following represents information about significant unobservable inputs related to the Fund with material categories of Level 3 investments at March 31, 2014.

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 3/31/2014			Valuation Technique	Unobservable Input	Range/Weighted Average
Corporates – Non- Investment Grades		$9,271,368		Third Party Vendor	Evaluated Quotes	$1.25-$118.00/ $96.93
	$	– 0	–	Qualitative Assessment		$0.00/ N/A
Corporates – Investment Grades		$742,459		Third Party Vendor	Evaluated Quotes	$149.99/ N/A
Collateralized Mortgage Obligations		$87,760,684		Third Party Vendor	Evaluated Quotes	$9.94-$122.33/ $84.36
Bank Loans		$62,922,237		Third Party Vendor	Evaluated Quotes	$87.25-$137.94/ $100.28
Emerging Markets – Corporate Bonds		$1,574,225		Indicative Market Quotations	Broker Quote	$100.00/ N/A
Commercial Mortgage- Backed Securities		$16,845,856		Third Party Vendor	Evaluated Quotes	$97.14-$110.67/ $105.23
Emerging Markets – Treasuries		$9,397,127		Indicative Market Quotations	Broker Quote	$0.19-$2.68/ $1.83
Common Stocks		$7,416,324		Practical Expedient	NAV	$1,082.68/ N/A
		$1,805,429		Third Party Vendor	Evaluated Quotes	$1.83-$6.00/ $2.10
		$1,288,308		Market Approach	Transaction Price	$12.07/ NA
		$938,889		Indicative Market Quotations	Broker Quote	$1,450.00-$27,313.00/ $3,707.12
		$354,438		Market Approach	EBITDA Projection*	$55 million/ N/A
	$	– 0	–	Qualitative Assessment		$0.00/ N/A
Asset-Backed Securities		$10,151,825		Third Party Vendor	Evaluated Quotes	$57.79-$103.39/ $76.26

80	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 3/31/2014			Valuation Technique	Unobservable Input	Range/Weighted Average
Whole Loan Trusts		$5,204,161		Qualitative Assessment	Transaction Price	$100.00/ N/A
		$1,971,720		Market Approach	Internal Rate of Return	Benchmark & 500 bp/ N/A
Warrants	$	– 0	–	Qualitative Assessment		$0.00/ N/A

*	Earnings Before Interest, Taxes, Depreciation and Amortization

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily comparisons of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	81

Notes to Financial Statements

of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined

82	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .90% of the Fund’s average weekly net assets. Such fee is accrued daily and paid monthly.

Pursuant to the amended administration agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser, provided, however, that the reimbursement may not exceed .15% annualized of average weekly net assets. For the year ended March 31, 2014, such fee amounted to $87,947.

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended March 31, 2014, there was no such reimbursement paid to ABIS.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended March 31, 2014, is as follows:

Market Value March 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value March 31, 2014 (000)	Dividend Income (000)
$ 20,021	$539,154	$540,777	$18,398	$14

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended March 31, 2014 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$458,016,264	$552,501,043
U.S. government securities	53,093,697	67,940,664

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	83

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency exchange contracts, written options, futures and swaps) are as follows:

Cost	$1,277,177,503

Gross unrealized appreciation	$109,827,568
Gross unrealized depreciation	(20,115,816)

Net unrealized appreciation	$89,711,752

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended March 31, 2014, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track.

84	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended March 31, 2014, the Fund held futures for non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	85

Notes to Financial Statements

The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerages, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund’s selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swaps, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended March 31, 2014, the Fund held purchased options for hedging and non-hedging purposes.

During the year ended March 31, 2014, the Fund held written options for hedging and non-hedging purposes.

For the year ended March 31, 2014, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 3/31/13	– 0	–	$	– 0	–
Options written	198,332,187			2,491,331
Options expired	(171,322,994)			(1,905,843)
Options bought back	(27,003,678)			(323,905)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 3/31/14	5,515			$261,583

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Notes to Financial Statements

For the year ended March 31, 2014, the Fund had the following transactions in written swaptions:

	Notional Amount		Premiums Received
Swaptions written outstanding as of 3/31/13	13,300,000		$192,850
Swaptions written	649,273,000		2,333,221
Swaptions expired	(449,623,000)		(2,298,676)
Swaptions bought back	– 0	–	– 0	–
Swaptions closed	– 0	–	– 0	–

Swaptions written outstanding as of 3/31/14	212,950,000		$227,395

At March 31, 2014, the maximum loss for written call options was unknown with a fair value of $(48,663) expiring April 2014, as reflected in the Portfolio of Investments. As of March 31, 2014, the Fund had purchased call options outstanding with respect to the same underlying issuer as the written call option contracts, which can limit the maximum loss when considering the purchased call options and written call options together. The maximum payments for written put options were $2,270,800 with a fair value of $(44,605) expiring April 2014, as reflected in the Portfolio of Investments. In certain circumstances maximum loss/maximum payments for written call/put options may be partially offset by upfront premiums received upon entering into the contract. In addition, maximum payout amounts for written put options may be partially offset by recovery values of the respective referenced assets.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	87

Notes to Financial Statements

having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate

88	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended March 31, 2014, the Fund held interest rate swaps for non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	89

Notes to Financial Statements

the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

During the year ended March 31, 2014, the Fund held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

At March 31, 2014, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $108,435,408 with net unrealized appreciation of $4,148,085 and terms ranging from 2 years to 5 years, as reflected in the portfolio of investments.

In certain circumstances, Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of March 31, 2014, the Fund had Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sale Contracts which may partially offset the Maximum Payout Amount in the amount of $19,497,000.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically

90	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of March 31, 2014, the Fund had OTC derivatives with contingent features in net liability positions in the amount of $2,565,459. The fair value of assets pledged as collateral by the Fund for such derivatives was $697,208 at March 31, 2014. If a trigger even had occurred at March 31, 2014, for those derivatives in a net liability position, $1,868,251 would be required to be posted by the Fund.

At March 31, 2014 the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts				Receivable/Payable for variation margin on futures	$639,664	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared interest rate swaps	$113,489	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	4,130,082		Unrealized depreciation of forward currency exchange contracts	2,396,386

Foreign exchange contracts	Investments in securities, at value	287,549

Credit contracts	Unrealized appreciation of credit default swaps	3,767,231		Unrealized depreciation of credit default swaps	912,048

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	91

Notes to Financial Statements

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Receivable/Payable for variation margin on centrally cleared credit default swaps	$571,394	*	Receivable/ Payable for variation margin on centrally cleared credit default swaps	$76,835	*

Credit contracts	Investments in securities, at value	111,682

Credit contracts				Options written, at value	100,003

Equity contracts	Investment in securities, at value	186,956		Options written, at value	93,268

Total		$9,168,383			$4,218,204

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended March 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation of swaps	$2,560,424	$607,791

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation of futures	(1,337,151)	(1,007,185)

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(1,096,338)	(1,609,458)

92	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign exchange contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	$296,412	$(12,303)

Foreign exchange contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	1,892,662	– 0 –

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(1,095,365)	(159,118)

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation of swaps	14,432,475	(5,552,631)

Credit Contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	2,298,676	(43,100)

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(2,659,671)	(240,219)

Equity contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	76,522	168,315

Total		$15,368,646	$(7,847,908)

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	93

Notes to Financial Statements

The following table represents the volume of the Fund’s derivative transactions during the year ended March 31, 2014:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts.	$17,849,000	(a)
Average notional amount of sale contracts	$35,645,750	(b)

Centrally Cleared Interest Rate Swaps:
Average notional amount.	$151,586,203

Credit Default Swaps:
Average notional amount of buy contracts	$15,747,109
Average notional amount of sale contracts	$77,723,476

Foreign Exchange Contracts:
Average principal amount of buy contracts.	$82,269,099
Average principal amount of sale contracts	$278,842,364

Futures:
Average original value of buy contracts.	$296,395,987

Interest Rate Swaps:
Average notional amount	$412,088,802	(c)

Purchased Options Contracts:
Average cost.	$983,747

(a)	Positions were open for one month during the year.

(b)	Positions were open for eight months during the year.

(c)	Positions were open for seven months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of March 31, 2014:

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received			Securities Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Citigroup Global Markets, Inc.*	$175,162	$	– 0	–	$	– 0	–	$	– 0	–	$175,162
Exchange-Traded Goldman Sachs*	75,688		– 0	–		– 0	–		– 0	–	75,688
Exchange-Traded Morgan Stanley & Co., LLC*	195,295		(139,320)			– 0	–		– 0	–	55,975
Exchange-Traded UBS AG*	9,198		– 0	–		– 0	–		– 0	–	9,198
Bank of America, N.A.	452,181		– 0	–		– 0	–		(452,181	)**	– 0	–
Barclays Bank PLC	1,166,747		(572,566)			– 0	–		(282,910)		311,271

94	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received		Securities Collateral Received		Net Amount of Derivatives Assets
BNP Paribas SA	406,522	(18,048)	– 0	–	– 0	–	388,474
Brown Brothers Harriman & Co.	663,699	(8,901)	– 0	–	– 0	–	654,798
Citibank, N.A.	515,417	(515,417)	– 0	–	– 0	–	– 0	–
Credit Suisse International.	761,646	(241,240)	– 0	–	(520,406	)**	– 0	–
Deutsche Bank AG	679,695	(51,353)	(300,000)		– 0	–	328,342
Goldman Sachs Bank USA	2,992,765	(1,395,366)	– 0	–	(1,197,605)		399,794
HSBC Bank USA	442,261	(442,261)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC.	36,963	(36,963)	– 0	–	– 0	–	– 0	–
Royal Bank of Scotland PLC	98,189	(98,189)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	154,872	(154,872)	– 0	–	– 0	–	– 0	–
UBS AG.	259,179	(30,337)	– 0	–	– 0	–	228,842

Total	$9,085,479	$(3,704,833)	$(300,000)		$(2,453,102)		$2,627,544

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged	Securities Collateral Pledged	Net Amount of Derivatives Liabilities
Exchange-Traded Morgan Stanley & Co., LLC*	$139,320	$(139,320)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	572,566	(572,566)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	18,048	(18,048)	– 0	–	– 0	–	– 0	–
Brown Brothers Harriman & Co.	8,901	(8,901)	– 0	–	– 0	–	– 0	–
Citibank, N.A.	1,400,233	(515,417)	– 0	–	– 0	–	884,816
Credit Suisse International	241,240	(241,240)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	51,353	(51,353)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	1,395,366	(1,395,366)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	514,434	(442,261)	– 0	–	– 0	–	72,173
Morgan Stanley Capital Services LLC.	1,015,119	(36,963)	– 0	–	(697,208)	280,948
Northern Trust Co.	89,163	– 0	–	– 0	–	– 0	–	89,163
Royal Bank of Scotland PLC.	307,423	(98,189)	– 0	–	– 0	–	209,234
Standard Chartered Bank	486,789	(154,872)	– 0	–	– 0	–	331,917
UBS AG	30,337	(30,337)	– 0	–	– 0	–	– 0	–

Total	$6,270,292	$(3,704,833)	$	– 0	–	$(697,208)	$1,868,251

*	Cash and securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at March 31, 2014.

**	The actual collateral received/pledged is more than the amount reported due to overcollateralization.

See Note C.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	95

Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended March 31, 2014, the average amount of reverse repurchase agreements outstanding was $129,199,942 and the daily weighted average interest rate was (0.46)%. During the period, the Fund received net interest payments from counterparties. At March 31, 2014, the Fund had reverse repurchase agreements outstanding in the amount of $86,425,697 as reported in the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of March 31, 2014:

Counterparty	RVP Liabilities Subject to a MRA	Assets Available for Offset			Securities Collateral Pledged†		Net Amount of RVP Liabilities
Barclays Capital, Inc.	$27,414,953	$	– 0	–	$(27,414,953	)*	$	– 0	–
Credit Suisse Securities (USA) LLC.	48,230,354		– 0	–	(48,230,354	)*		– 0	–
Deutsche Bank Securities, Inc.	7,816,945		– 0	–	(7,565,698)			251,247
ING Bank N.V	643,672		– 0	–	(640,383)			3,289
JPMorgan Chase Bank, N.A.	2,319,773		– 0	–	(2,319,773	)*		– 0	–

Total	$86,425,697	$	– 0	–	$(86,171,161)			$254,536

†	Including accrued interest.

*	The actual collateral pledged is more than the amount reported due to overcollateralization.

96	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of March 31, 2014, the Fund had no unfunded loan commitments outstanding.

As of March 31, 2014, the fund had the following bridge loan commitments outstanding:

Loan	Unfunded Loan Participation Commitments	Funded
Ortho-Clinical Diagnostics, Inc., LIBOR + 6.00%, 2/11/22	$3,300,000	$	– 0	–

During the year ended March 31, 2014, the Fund received commitment fees or additional funding fees in the amount of $179,063.

NOTE D

Capital Stock

During the year ended March 31, 2014 the Fund issued 77,899 shares in connection with the Fund’s dividend reinvestment plan. During the year ended March 31, 2013 the Fund issued 596,467 shares in connection with the Fund’s dividend reinvestment plan.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	97

Notes to Financial Statements

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Mortgage-Backed and/or Other Asset-Backed Securities Risk—Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Foreign investment risk may be particularly high to the extent the Fund invests in emerging market securities of issuers based in countries with developing

98	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Leverage Risk—The Fund may utilize leverage through borrowings or the investment techniques of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls are speculative techniques and the proceeds from these transactions may be used, similar to borrowings by the Fund, for investment purposes.

Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining. The risks of leverage also include potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by the favorable or adverse changes in portfolio security values or currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	99

Notes to Financial Statements

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may result in a form of leverage.

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended March 31, 2014 and March 31, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$111,966,291	$117,708,724
Long-term capital gains	24,549,589	6,067,305

Total taxable distributions	136,515,880	123,776,029

Total distributions paid	$136,515,880	$123,776,029

As of March 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$7,621,617
Undistributed capital gains	13,569,861
Accumulated capital and other losses	(491,586	)(a)
Unrealized appreciation/(depreciation)	92,033,259	(b)

Total accumulated earnings/(deficit)	$112,733,151

(a)	As of March 31, 2014, the cumulative deferred loss on straddles was $491,586.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), swaps and partnerships, and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of March 31, 2014, the Fund did not have any capital loss carryforwards.

100	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, foreign currency reclassifications, paydown gain/loss reclassifications, consent fee reclassifications, and the tax treatment of proceeds from the sale of defaulted securities resulted in a net decrease in distributions in excess of net investment income and a net decrease in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE G

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	101

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Year Ended March 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 15.70	$ 14.81	$ 15.48	$ 14.47	$ 9.58

Income From Investment Operations
Net investment income(a)	1.14	1.21	1.23	1.30	1.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.07)	1.12	(.38)	.91	4.84
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	.00	(b)	– 0	–

Net increase in net asset value from operations	1.07	2.33	.85	2.21	6.03

Less: Dividends and Distributions
Dividends from net investment income	(1.30)	(1.37)	(1.52)	(1.20)	(1.14)
Distributions from net realized gain on investment and foreign currency transactions	(.28)	(.07)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.58)	(1.44)	(1.52)	(1.20)	(1.14)

Net asset value, end of period	$ 15.19	$ 15.70	$ 14.81	$ 15.48	$ 14.47

Market value, end of period	$ 14.76	$ 16.33	$ 15.02	$ 14.90	$ 14.23

Premium/(Discount), end of period	(2.83)%	4.01%	1.42%	(3.75)%	(1.66)%
Total Return
Total investment return based on:(c)
Market value	0.37%	19.40%	11.88%	13.83	%*	88.70%
Net asset value	7.44%	16.42%	6.18%	16.30	%*	66.05%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,309,518	$1,352,232	$1,267,204	$1,318,652	$1,232,796
Ratio to average net assets of:
Expenses	.98%	.98%	.98%	1.01%	1.09%
Expenses, excluding interest expense	.97%	.97%	.96%	.97%	1.01%
Expenses, excluding interest and TALF administration fee	.97%	.97%	.96%	.97%	1.00%
Net investment income	7.43%	8.00%	8.33%	8.76%	9.44%
Portfolio turnover rate	36%	38%	26%	52%	38%

See footnote summary on page 103.

102	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from the class actions settlements, which enhanced the Fund’s performance for the year ended March 31, 2011 by 0.01%.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	103

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AllianceBernstein Global High Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Global High Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of March 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global High Income Fund, Inc. at March 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 30, 2014

104	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended March 31, 2014. For corporate shareholders, 2.19% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 56.63% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

For the taxable year ended March 31, 2014, the Fund designates $2,336,612 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2015.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	105

Tax Information

ADDITIONAL INFORMATION

(unaudited)

AllianceBernstein Global High Income Fund

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment Plan (the “Plan”), pursuant to which distributions to shareholders will be paid in or reinvested in additional shares of the Fund, unless they elect to receive cash. Computershare Trust Company N.A. (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares a distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)	If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

106	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Additional Information

The automatic reinvestment of distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 30170 College Point, TX 77842-3170.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	107

Additional Information

RESULTS OF STOCKHOLDERS MEETING

(unaudited)

The Annual Meeting of Stockholders of AllianceBernstein Global High Income Fund, Inc. (“the Fund”) was held on March 27, 2014. A description of the proposal and number of shares voted at the Meeting are as follows:

To elect three Directors for a term of three years and until his successor is duly elected and qualifies.

Class Two (term expires 2017)

	Voted for	Authority Withheld
Class Two (term expires 2017)
Common Shares:

William H. Foulk, Jr.	74,500,201	1,847,649
D. James Guzy	74,532,272	1,815,578
John H. Dobkin	74,529,412	1,818,438

108	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Results of Stockholders Meeting

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Marco G. Santamaria(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen M. Woetzel, Controller

Vincent S. Noto, Chief Compliance Officer

Administrator

AllianceBernstein, L.P.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Dividend Paying Agent,

Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 30170

College Point, TX 77842-3170

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed-Income: Emerging Market Investment Team. While all members of the team work jointly to determine the majority of the investment strategy including stock selection for the Fund, Messrs. Paul J. DeNoon, Douglas J. Peebles, Marco G. Santamaria and Matthew S. Sheridan, members of the Global Fixed-Income: Emerging Market Investment Team, are primarily responsible for the day-to-day management of the Fund’s portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of AllianceBernstein Global High Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications—As required, on April 30, 2014, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the reporting period.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	109

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 54 (2009)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

110	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 72 (2006)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He is Chairman of the AllianceBernstein Funds since January 2014, and Chairman of the Independent Directors Committee of such Funds since February 2014.	100	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009

John H. Dobkin, ## 72 (1993)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	111

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009 and The Merger Fund since prior to 2009 until 2013

William H. Foulk, Jr., ## 81 (1993)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and has been Chairman of the Independent Directors Committee of the AllianceBernstein Funds since 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	100	None

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Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 78 (2006)	Chairman of the Board of SRC Computers Inc. (semi-conductors), with which he has been associated since prior to 2009. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2009 until February 2014. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2009 until February 2014, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, ## 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	113

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 to January 2014

Earl D. Weiner, ## 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

114	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which lead to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	115

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith, 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein, 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Mutual Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon, 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Marco G. Santamaria, 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since June 2010. Prior thereto, he was a founding partner at Global Securities Advisors, an emerging-markets oriented fixed-income hedge fund since prior to 2009.

Emilie D. Wrapp, 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2009.

Joseph J. Mantineo, 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2009.

Stephen M. Woetzel, 42	Controller	Vice President of ABIS**, with which he has been associated since prior to 2009.

Vincent S. Noto 49	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser since 2009.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

116	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory and Administration Agreements

The disinterested directors (the “directors”) of AllianceBernstein Global High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser and the continuance of the Fund’s Administration Agreement with the Adviser (in such capacity, the “Administrator”) at a meeting held on November 5-7, 2013.

Prior to approval of the continuance of the Advisory Agreement and the Administration Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement and Administration Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also discussed the proposed continuances in private sessions with counsel and the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer).

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee and (ii) between the Fund and the Administrator, as provided in the Administration Agreement, including the administration fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	117

Continuance Disclosure

Administration Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund and the resources the Administrator has devoted to providing services to the Fund. They noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiary that provides shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including but not limited to benefits relating to shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2013 meeting, the directors reviewed information prepared by Lipper showing the performance of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”), and information prepared by the Adviser showing

118	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Continuance Disclosure

the Fund’s performance as compared with its composite index (composed of equal weightings of the JPMorgan Emerging Markets Bond Index Global (“JPM EMBI Global”), the JPMorgan Government Bond Index—Emerging Markets and the Barclays Capital US Corporate High Yield 2% Issuer Capped Index) and its individual index, the JPM EMBI Global, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2013. The directors noted that the Fund was in the 4th quintile of the Performance Group for the 1-year period, in the 5th quintile of the Performance Group for the 3-year period, in the 2nd quintile of the Performance Group for the 5-year period, and in the 1st quintile of the Performance Group for the 10-year period. The Fund outperformed both indices (which, they noted, are not leveraged) in all periods. The directors recognized that the small number of other funds in the Fund’s Lipper category made performance comparisons of limited utility. Based on their review, the directors concluded that the Fund’s relative performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the latest fiscal year actual management fee rate paid by the Fund (combined advisory fee paid to the Adviser and administration fee paid to the Administrator) and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund. They compared the combined advisory and administration fees paid by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General in December 2003, the Adviser agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser (but not closed-end funds such as the Fund) and that such open-end funds had benefited from such reductions since 2004. The directors noted that the Fund’s contractual advisory fee rate was higher than the fee rate charged by the Adviser for advising an open-end high income fund that also invested globally, and that the Fund’s fee rate exceeded the rate paid by the open-end fund’s predecessor prior to the settlement related reduction. The directors further noted that in 2005 the directors considered and approved the Adviser’s proposal, in response to the directors’ request for advisory and administration fee reductions, to amend the Advisory Agreement to reduce the fee rate by 10 basis points (from 1.00% to 0.90%) and the Administrator’s proposal to replace the 15 basis points fee in the Administration Agreement with an amount equal to no more than the cost to the Administrator of providing administrative services subject to a maximum of 15 basis points.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style. The directors reviewed the relevant advisory fee information from the Adviser’s Form ADV

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	119

Continuance Disclosure

and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Fund but which invest in various types of fixed income securities. The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective. The directors noted that because of the small number of funds in the Fund’s Lipper category, at the request of the Adviser and the Fund’s Senior Officer, Lipper had expanded the Expense Group and Expense Universe of the Fund to include closed-end funds that are allowed to utilize leverage but do not do so. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The information reviewed by the directors showed that the Fund’s latest fiscal year actual management fee rate of 90.5 basis points (combined advisory fee paid to the Adviser plus administration fee paid to the Administrator) was lower than the Expense Group and the Expense Universe medians. The directors noted that the total management fee rate would have been lower if expressed as a percentage of the Fund’s average weekly total assets (i.e., net assets plus assets supported by leverage). The directors also noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rates on assets above specified levels. The directors considered that the Fund is a closed-end fixed-income fund and that it was not expected to have meaningful asset growth (absent a rights offering or an acquisition). In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. They noted that, if the Fund’s net assets were to increase materially, they would review whether potential economies of scale were being realized.

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Continuance Disclosure

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The Fund distributes its daily net asset value (NAV) to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg.

Weekly comparative net asset value and market price information about the Fund is published each Monday in The Wall Street Journal, each Saturday in Barron’s and other newspapers in a table called “Closed-End Funds.” Daily net asset value information and market price information and additional information regarding the Fund is available at www.alliancebernstein.com and at www.nyse.com.

Dividend Reinvestment Plan

If your shares are held in your own name, you will automatically be a participant in the Plan unless you elect to receive cash. If your shares are held in nominee or street name through a broker or nominee who provides this service, you will also automatically be a participant in the Plan. If your shares are held in the name of a broker or nominee who does not provide this service, you will need to instruct them to participate in the Plan on your behalf or your distributions will not be reinvested. In such case, you will receive your distributions in cash.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	121

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

122	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	123

NOTES

124	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein and its affiliates (collectively “AllianceBernstein”) understand the importance of maintaining the confidentiality of their clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from a variety of sources, including: (1) account documentation, including applications or other forms, which may include information such as a client’s name, address, phone number, social security number, assets, income and other household information, (2) client transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients, or former clients (collectively “clients”), except to our affiliates, or to others as permitted or required by law. From time to time, we may disclose nonpublic personal information that we collect about our clients to non-affiliated third parties, including those that perform transaction processing or servicing functions, those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement or those that provide professional services to us under a professional services agreement, all of which require the third party provider to adhere to our privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients that include restricting access to nonpublic personal information and maintaining physical, electronic and procedural safeguards which comply with applicable standards.

It is also our policy to prohibit the sharing of our clients’ personal information among our affiliated group of investment, brokerage, service and insurance companies for the purpose of marketing their products or services to clients, except as permitted by law. This information includes, but is not limited to, a client’s income and account history.

We have policies and procedures to ensure that certain conditions are met before an AllianceBernstein affiliated company may use information obtained from another affiliate to solicit clients for marketing purposes.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GHI-0151-0314

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global High Income Fund	2013	$57,500	$8,326	$18,795
	2014	$57,500	$8,000	$22,062

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global High Income Fund	2013	$658,928	$27,121
			$(8,326)
			$(18,795)
	2014	$323,592	$30,062
			$(8,000)
			$(22,062)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

John H. Dobkin Michael J. Downey William H. Foulk, Jr. Nancy P. Jacklin	D. James Guzy Gary. L Moody Marshall C. Turner, Jr. Earl D. Weiner

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for

Proxy Voting

1.	Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize long-term shareholder value. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment.

We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with our commitments, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, our Proxy Committee may, after careful consideration, choose to respond to surveys so long as doing so does not compromise confidential voting.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.	Proxy Policies

Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, if we determine that ESG issues that arise with respect to an issuer’s past, current or anticipated behaviors are, or are reasonably likely to become, material to its future earnings, we address these concerns in our proxy voting and engagement.

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1.	Corporate Governance

We recognize the importance of good corporate governance in our proxy voting policies and engagement practices in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on boards and key committees. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2.	Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons to oppose directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may vote against directors (or withhold votes for directors where plurality voting applies) who fail to act on key issues such as failure to implement proposals to declassify the board, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will vote against directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not oppose directors who meet the definition of independence promulgated by the primary exchange on which the company’s shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

2.3.	Appointment of Auditors

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management’s recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

2.4.	Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.	Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.	Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.	Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.	Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. In markets where remuneration reports or advisory votes on executive compensation are not required for all companies, we will generally support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation practices of the company. Although “say on pay” votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company. In markets where votes to approve remuneration reports or advisory votes on executive compensation are required, we review the compensation practices on a case-by-case basis. With respect to companies that have received assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. We will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9.	ESG

We are appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that ESG issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment and proxy voting processes to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our approach to incorporating ESG issues in our investment and decision-making processes, please refer to our RI Policy, which is attached to this Statement as an Exhibit.

Shareholder proposals relating to environmental, social (including political) and governance issues often raise complex and controversial issues that may have both a financial and non-financial effect on the company. And while we recognize that the effect of certain policies on a company may be difficult to quantify, we believe it is clear that they do affect the company’s long-term performance. Our position in evaluating these proposals is founded on the principle that we are a fiduciary. As such, we carefully consider any factors that we believe could affect a company’s long-term investment performance (including ESG issues) in the course of our extensive fundamental, company-specific research and engagement, which we rely on in making our investment and proxy voting decisions. Maximizing long-term shareholder value is our overriding concern when evaluating these matters, so we consider the impact of these proposals on the future earnings of the company. In so doing, we will balance the assumed cost to a company of implementing one or more shareholder proposals against the positive effects we believe implementing the proposal may have on long-term shareholder value.

3.	Proxy Voting Procedures

3.1.	Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Committee may consult chief investment officers, directors of research, research analysts across our value and growth equity platforms, portfolio managers in whose managed accounts a stock is held and/or other Investment Policy Group members. Externally, the Proxy Committee may consult company management, company directors, interest groups, shareholder activists and research providers. If we believe an ESG issue is, or is reasonably likely to become, material, we engage a company’s management to discuss the relevant issues.

3.2.	Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the Proxy Committee and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the Proxy Committee taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the Chair of the Proxy Committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the Proxy Committee takes reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.3.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets, administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing AllianceBernstein’s voting instructions.

3.4.	Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5.	Proxy Committee

We have formed a Proxy Committee, which includes investment professionals from both our growth and value equities teams, which is directly involved in the decision-making process to ensure that our votes are guided by the investment professionals who are most familiar with a given company. The Proxy Committee establishes general proxy policies for AllianceBernstein and considers specific proxy voting matters as necessary. The Proxy Committee periodically reviews these policies and new types of environmental, social and governance issues, and decides how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the Proxy Committee will evaluate the proposal. In addition, the Proxy Committee, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues.

Different investment philosophies may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Committee making different voting decisions on the same proposal for value and growth holdings. Nevertheless, the Proxy Committee always votes proxies with the goal of maximizing the value of the securities in client portfolios.

It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to evaluate proxies where we face a potential conflict of interest (as discussed in section 3.2), to consider changes in policy and to review the Proxy Voting Statement and the Proxy Voting Manual no less frequently than annually. In addition, the Proxy Committee meets as necessary to address special situations.

Members of the Proxy Committee include senior investment personnel and representatives of the Legal and Compliance Department. The Proxy Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

Proxy Committee

Vincent DuPont: SVP-Equities

Linda Giuliano: SVP-Equities

David Lesser: VP-Legal

Mark Manley: SVP-Legal

Anthony Rizzi: VP-Operations

Andrew Weiner: SVP-Equities

3.6.	Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

[FOR U.S. MUTUAL FUNDS]

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, go to the Securities and Exchange Commission’s web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

Statement of Policy Regarding

Responsible Investment

Principles for Responsible Investment,

ESG, and Socially Responsible Investment

1. Introduction

AllianceBernstein L.P. (“AllianceBernstein” or “we”) is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible Investment (“PRI” or “Principles”), and Socially Responsible Investing (“SRI”) incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager’s fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2. Approach to ESG

Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer’s past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3. Commitment to the PRI

In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

The six Principles are:

1.We will incorporate ESG issues into investment research and decision-making processes.

AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define “engagement” as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the Principles.

AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the Principles.

AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4. RI Committee

Our firm’s RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AllianceBernstein personnel to further implement our firm’s RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

If you have questions or desire additional information about this Policy, we encourage you to conact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:

Travis Allen: VP-Private Client, Washington, DC	Erin Bigley: SVP-Fixed Income, New York

Nicholas Davidson: SVP-Value, London	Henry D’Auria: SVP-Equities, New York

Linda Giuliano: SVP-Equities, New York	Christopher Kotowicz: SVP-Growth, Chicago

David Lesser: VP-Legal, New York	Mark Manley: SVP-Legal, New York

Takuji Oya: SVP-Growth, Japan	Guy Prochilo: SVP-Institutional Investments, New York

Nitish Sharma: VP- Institutional Investments, Australia	Liz Smith: SVP-Institutional Investments, New York

Willem Van Gijzen: VP-Institutional Investments, Netherlands	James Wallin: SVP-Fixed Income, New York

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) The management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income: Emerging Markets Investment Team.

The following table lists the five members of the team with the most significant responsibility for the day-to-day management of the Fund’s portfolio, the length of time that each person has been involved in the management of the Fund, and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation During the Past Five (5) Years
Paul DeNoon; since August 2002; Senior Vice President of AllianceBerntein L.P. (“AB”) and Director of Emerging Market Debt	Senior Vice President of AB, with which he has been associated in a substantially similar capacity to his current position since prior to 2006, and Director of Emerging Market Debt.

Douglas J. Peebles; since August 2002; Senior Vice President of AB, Chief Investment Officer and Co-Head of Fixed Income	Senior Vice President of AB, with which he has been associated in a substantially similar capacity to his current position since prior to 2006, and Chief Investment Officer and Co-Head of Fixed Income.

Marco Santamaria, since September 2010; Vice President of AB	Vice President of AB, with which he has been associated in a substantially similar capacity to his current position since June 2010. Prior thereto, he was a founding partner at Global Securities Advisors, an emerging-markets oriented fixed-income hedge fund since prior to 2006.

Matthew S. Sheridan; since October 2005; Vice President of AB	Vice President of AB, with which he has been associated in a substantially similar capacity to his current position since prior to 2006,

(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended March 31, 2014.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Paul DeNoon	7	$16,026,000,000	None	None
Douglas J. Peebles	31	$9,024,000,000	None	None
Marco Santamaria	4	$8,638,000,000	None	None
Matthew S. Sheridan	28	$14,353,000,000	None	None

POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees
Paul DeNoon	27	$34,835,000,000	None	None
Douglas J. Peebles	49	$5,586,000,000	1	$5,000,000
Marco Santamaria	26	$34,114,000,000	None	None
Matthew S. Sheridan	43	$32,716,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees
Paul DeNoon	26	$7,493,000,000	1	$1,061,000,000
Douglas J. Peebles	91	$34,357,000,000	9	$3,083,000,000
Marco Santamaria	26	$7,493,000,000	1	$1,061,000,000
Matthew S. Sheridan	52	$28,355,000,000	6	$2,982,000,000

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain Funds managed by the Adviser. The Adviser’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimize the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolios funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The Adviser’s procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation

The Adviser’s compensation program for investment professionals is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Funds. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants on the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors that can play a part in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Adviser emphasizes four behavioral competancies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of the Fund’s fiscal year ended March 31, 2014 is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Paul DeNoon	$0-$10,000
Marco Santamaria	None
Douglas J. Peebles Matthew S. Sheridan	None None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global High Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 22, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 22, 2014